Exhibit 10.1

__________

ASSET PURCHASE AGREEMENT

Made Between:

EVEREST EXPLORATION, INC.,

EVEREST RESOURCE COMPANY,

JAMES T. CLARK,

THOMAS M. CRAIN, JR.,

And:

URANIUM ENERGY CORP.

Dated November 23, 2009.

__________

T A B L E O F C O N T E N T S

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PART 7 CONDITIONS TO CLOSING	34
CONDITIONS FOR THE PURCHASER'S BENEFIT	34
TERMINATION BY THE PURCHASER	34
CONDITIONS FOR THE VENDOR' BENEFIT	34
TERMINATION BY THE VENDOR	35
PART 8 CLOSING	35
CLOSING	35
DELIVERY OF CLOSING DOCUMENTS BY THE VENDOR	35
DELIVERY OF CLOSING DOCUMENTS BY THE PURCHASER	37
CONCURRENT REQUIREMENTS	38
PART 9 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNITY	38
SURVIVAL OF REPRESENTATIONS AND WARRANTIES	38
INDEMNITY	38
PART 10 GENERAL	39
RISK OF LOSS	39
TRANSACTION COSTS	39
WAIVER	39
WAIVER BY THE VENDOR	39
LIMITATION OF WAIVER	39
NOTICE	39
TIME	40
ASSIGNMENT	41
ENUREMENT	41
THIRD PARTY BENEFICIARIES	41
SEVERABILITY	41
ENTIRE AGREEMENT	41
COUNTERPARTS	41
Exhibit A -	Form of Release of Lien for the Collateral Transfer of Production Payment.
Exhibit B -	Forms of Release and Termination of Mining Leases for the Union Carbide Leases.
Exhibit C -	Form of Release of Lien for the Production Payment.
Exhibit D -	Form of Release of Lien for STMV's Obligations under the 2005 LOI.
Exhibit E -	Form of Third Party Release of Lien for STMV's Obligations under the 2005 LOI.
Exhibit F -	Form of Consulting Agreements.
Exhibit G -	Form of FIRPTA Certificate.
Exhibit H -	Form of Assignment of Right of Way Agreements.
Exhibit I -	Form of Assignment of STMV Interest.
Exhibit J -	Form of Assignment of the Royalty Interests.

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Exhibit K -	Form of Assignment of Vendor Leased Equipment.
Exhibit L -	Form of Assignment of Mining Leases and Options.
Exhibit M -	Form of Bill of Sale Conveying all Personalty included among the Purchased Assets.
Exhibit N -	Form of Release and Termination of Production Payment.

__________

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is made as of the 23rd day of November, 2009 (the "Effective Date").

BETWEEN:

EVEREST EXPLORATION, INC., having an office located at
P.O. Box 1339, Corpus Christi, Texas 78403

(the "Vendor");

OF THE FIRST PART

AND:

EVEREST RESOURCE COMPANY., having an office located
at P.O. Box 1339, Corpus Christi, Texas 78403

("ERC");

OF THE SECOND PART

AND:

JAMES T. CLARK, having an office located at P.O. Box 1339,
Corpus Christi, Texas 78403

("James T. Clark");

OF THE THIRD PART

AND:

THOMAS M. CRAIN, JR., having an office located at P.O. Box
1339, Corpus Christi, Texas 78403

OF THE FOURTH PART

("Thomas M. Crain, Jr.", together with James T. Clark, being the
"Covenantors");

AND:

URANIUM ENERGY CORP., having an office located at 9801
Anderson Mill Road, Suite 230, Austin, Texas 78750

(the "Purchaser");

OF THE FIFTH PART

WHEREAS:

A.        The Vendor is the owner of certain assets in the State of Texas;

B.        ERC performs certain operating and management services for the Vendor;

C.        The Covenantors are the principals of ERC and shareholders of the Vendor; and

D.        The Vendor and the Purchaser entered into a letter of intent dated October 13, 2009 (the "LOI") pursuant to which the Vendor agreed to sell to the Purchaser substantially all of the assets of the Vendor, subject to certain conditions as set forth in the LOI including the execution of a formal agreement;

THIS AGREEMENT WITNESSES that the parties mutually agree as follows:

Part 1
INTERPRETATION

Definitions

1.1            In and for the purpose of this Agreement:

(a)       "1977 Mining Lease" means the In-Situ Mining Lease dated December 15, 1977, between Anton Moczygemba and wife, Mary Moczygemba, as Lessor, and EEC, as Lessee, covering 156 acres in Karnes County, Texas, and recorded in Volume 472, Page 767 of the Official Records of Karnes County, Texas and as amended by Amendment recorded in Volume 482, Page 733 of the Official Records of Karnes County, Texas;

(b)       "1977 Mining Lease Assignments" means the Assignment dated June 29, 1983 and recorded in Volume 542, Page 802 of the Official Records of Karnes County, Texas, by which the 1977 Mining Lease was assigned to the Vendor by EEC and the two Assignments dated January 6, 2006 and recorded in Volume 828, Page 475 of the Official Record of Karnes County, Texas, and Volume 828, Page 482 of the Official Records of Karnes County, Texas, which assigned the 1977 Mining Lease to STMV;

(c)       "1977 Mining Lease Release" means the Partial Release of In-Situ Mining Lease dated November 28, 1989 and recorded in Volume 593, Page 25 of the Official Records of Karnes County, Texas executed by the Vendor releasing all of the land covered by the 1977 Mining Lease, except for 7.286 acres as more particularly described therein;

(d)       "2005 LOI" means the Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc., the Vendor and ERC, as amended by the Amendment to Letter of Intent dated January 6, 2006 by and between Standard Uranium, Inc., STMV, the Vendor and ERC;

(e)       "2006 Consulting Agreements" means:

(i)        the Consulting Services Agreement between James T. Clark, STMV and Standard Uranium Inc. dated March 8, 2006 and as amended March 8, 2006 and August 1, 2008; and

(ii)       the Consulting Services Agreement between Thomas M. Crain, Jr., STMV and Standard Uranium Inc. dated March 8, 2006 and as amended March 8, 2006 and August 1, 2008;

(f)       "Affiliate" has the meaning set forth in Rule 12b-2 under the United States Securities Exchange Act of 1934, as amended;

(g)       "Assignments of ERC Leases" means the Assignment of In-Situ Uranium Mining Lease dated January 6, 2006, from ERC and KDH Operations, Ltd. to STMV and recorded in Volume 411, Page 438 of the Official Records of Duval County, Texas and the Assignment of In-Situ Mining Lease dated as of April 1, 2006, from ERC to STMV, and recorded in Volume 425, Page 802 of the Official Records of Duval County, Texas;

(h)       "Business Day" means any day other than a Saturday, a Sunday, a United States or Canadian federal holiday or a banking holiday in the State of Texas or the Province of British Columbia;

(i)       "Cash Payment" has the meaning set forth in §2.3(a) to this Agreement;

(j)       "Clearance Certificate" has the meaning set forth in §2.3(c) to this Agreement;

(k)       "Close of Business" means 5:00 p.m. Austin, Texas, time;

(l)       "Closing" means the completion of the sale and purchase of the Purchased Assets on the Closing date pursuant to and in accordance with the terms and conditions of this Agreement;

(m)       "Closing Date" means a date mutually agreed to by the parties which is to be the earlier of December 14, 2009 and the date on which the Purchaser closes its contemporaneous acquisition of all remaining interests in STMV, unless otherwise extended by the mutual agreement of the parties hereto;

(n)       "Consulting Agreements" has the meaning set forth in §5.15 to this Agreement;

(o)       "Contract" means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the Closing Date or any time thereafter;

(p)       "Covenantors" means James T. Clark and Thomas M. Crain, Jr.;

(q)       "Direct Reclamation Expenditures" has the meaning set forth in §2.3(c) to this Agreement;

(r)       "EEC" means Everest Exploration Company, a limited partnership formed under the laws of the State of Texas, whose existence was terminated by a cancellation of certificate of Limited Partnership filed May 23, 1990;

(s)       "Effective Date" has the meaning set forth in the first paragraph of this Agreement;

(t)       "EMC" means Everest Minerals Corporation, a corporation incorporated under the laws of the State of Texas;

(u)       "Encumbrance" means a mortgage, pledge, hypothecation, lien, easement, right-of-way, encroachment, covenant, condition, right of re-entry, lease, license, assignment, option, claim or other encumbrance or charge, whether or not registered or registrable, but does not include a Permitted Encumbrance;

(v)       "Environment" means the ambient air, water, groundwater, surface and subsurface soil;

(w)       "Environmental Laws" means, as to any Person, all laws applicable to the conduct and the operation of the business of such Person in force on or prior to the Closing, and relating to uranium mining and processing, radioactive materials, Hazardous Materials and the protection and remediation of the Environment;

(x)       "Equipment" means all right, title and interest in and to personal property, including all furniture, fixtures and other fixed assets;

(y)       "ERC" means Everest Resource Company, a corporation formed under the laws of the State of Texas;

(z)       "ERC Leases" means the following leases:

(i)        the In-Situ Uranium Mining Lease dated February 15, 2006, a memorandum of which is recorded in Volume 417, Page 271 of the Official Records of Duval County, Texas, by and between Edward Steelhammer, as Lessor, and ERC, as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein;

(ii)       the In-Situ Uranium Mining Lease dated March 24, 2005, as amended, recorded in Volume 393, Page 474 of the Official Records of Duval County, Texas, by and between La Palangana Ranch Management, L.L.C. as Lessor, and ERC and KDH Operations Ltd., as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein, and as ratified by Ratification of In-Situ Uranium Lease dated December 22, 2005, executed by La Palangana Ranch Mineral Ltd. and recorded in Volume 411, Page 45 of the Official Records of Duval County, Texas;

(iii)      the In-Situ Uranium Mining Lease dated January 14, 2005, recorded in Volume 397, Page 586 of the Official Records of Duval County, Texas, by and between Zulema DeHoyos, Trustee of the Zulema G. DeHoyos Living Trust, et al, as Lessor, and ERC, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein, and as replaced by In-Situ Uranium Mining Lease dated as of January 14, 2005, executed by Zulema DeHoyos Estrada, Individually and as Executrix of the Estate of Zulema G. DeHoyos, Deceased and recorded in Volume 481, Page 405 of the Official Records of Duval County, Texas;

(iv)       the Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 419 of the Official Records of Duval County, Texas, by and between Alvaro de Hoyos, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and ERC, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein; and

(v)        the Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 424 of the Official Records of Duval County, Texas, by and between Delores Hyde, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and ERC, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein;

(aa)     "Excluded Assets" means:

(i)        any assets of the Vendor not held in respect of the STMV, the TUP and/or the MLUP, including any cash and accounts receivable not held under the Trust Agreement dated August 31, 1993, by and between the Vendor, as Grantor, and Wells Fargo Bank, N.A., as Trustee for the benefit of the Texas Commission on Environmental Quality or the Trust Agreement dated June 26, 2009, by and between the Vendor, as Grantor, and Wells Fargo Bank, N.A., as Trustee for the benefit of the Texas Commission on Environmental Quality; and

(ii)       the items set forth in Schedule 1.1(aa);

(bb)     "Governmental Authority" means any federal, state, regional, local government or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial or regulatory authority, or any court of competent jurisdiction, administrative agency or commission or other governmental authority;

(cc)     "Hazardous Materials" means any chemicals, materials or substances which are defined, listed, identified or regulated as a "radioactive material", "radioactive waste", "hazardous waste" or "hazardous substance" under any applicable Environmental Laws;

(dd)     "Hobson Plant Site Lease" means that Plant Site Surface Lease dated May 30, 2007, between James David Kruciak and Mary Catherine Flori, as Lessor, and STMV, as Lessee covering 7.286 acres in Karnes County, Texas.

(ee)     "Indebtedness" means as to any Person, all obligations of such Person for payment of borrowed money, including obligations for payment of principal, interest and penalties;

(ff)     "Initial Cash Payment" means up to an aggregate of $300,000 paid by the Purchaser to the Vendor prior to the Closing Date in accordance with §3(a) to the LOI;

(gg)     "LOI" has the meaning set forth in Recital D to this Agreement;

(hh)     "Material Adverse Change" means any change, effect, event or condition, individually or in the aggregate, that has had a material adverse effect on the Purchased Assets, provided that in determining whether a Material Adverse Change has occurred, any effect to the extent attributable to the following will not be considered: (i) any actions taken or omitted to be taken pursuant to the terms of this Agreement; (ii) any effects resulting from the announcement of this Agreement; and (iii) any effects resulting from facts, events or conditions that are disclosed in this Agreement;

(ii)     "Material Contracts" has the meaning set forth in §4.1(k)(i) to this Agreement;

(jj)     "Mining Leases and Options" means those Mining Leases and Options set forth in Schedule 4.1(j)(ii);

(kk)     "MLUP" means the Mt. Lucas Uranium Project;

(ll)     "Mt. Lucas Reclamation" has the meaning set forth in §2.3(c) to this Agreement;

(mm)     "NYSE Amex" means the NYSE Amex Equities stock exchange;

(nn)     "Organizational Documents" means the following (or equivalents thereof): (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the partnership agreement and any statement of partnership of a general partnership; (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (iv) the limited liability company agreement or regulations and articles or certificate of formation or organization of a limited liability company; (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; and (vi) any amendment to any of the foregoing;

(oo)     "Permits" means, as to any Person, all licenses, permits, approvals, consents, registrations and other authorizations issued to such Person by any Governmental Authority and used in the operation of the business of such Person;

(pp)     "Permitted Encumbrances" means:

(i)        those Encumbrances disclosed in Schedule 1.1(pp)(i) insofar and only insofar as they pertain to the portion of the Purchased Assets so designated by Schedule 1.1(pp)(i);

(ii)       liens for property taxes, charges, rates, duties, levies and assessments which are not yet due;

(iii)      undetermined or inchoate liens, charges and encumbrances incidental to current operation or exploration which have not been filed or registered in accordance with applicable law or of which written notice has not at the time been duly given in accordance with applicable law or which relate to obligations not at the time due or delinquent; and

(iv)       liens, charges and encumbrances which, in the aggregate, do not materially detract from the value of the Purchased Assets or materially impair the use of the Purchased Assets;

(qq)     "Person" means an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or a trustee, executor, administrator or other legal representative;

(rr)     "Production Payment" means the $6,000,000 production payment reserved to the Vendor and described in the following documents:

(i)        the Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc., the Vendor and ERC, as amended by Amendment to Letter of Intent dated January 6, 2006 by and between Standard Uranium, Inc., STMV, the Vendor and ERC;

(ii)       the Special Warranty Deed with Vendor's Lien dated January 6, 2006 from the Vendor as Grantor to STMV as Grantee, recorded as Document No. 00070892, Volume 828, Page 453 of the Official Records of Karnes County, Texas;

(iii)      the Special Warranty Deed with Vendor's Lien dated January 6, 2006 from the Vendor as Grantor to STMV as Grantee, recorded as Document No. 00070893, Volume 828, Page 461 of the Official Records of Karnes County, Texas; and

(iv)       the Deed of Trust dated January 6, 2006 from STMV as Grantor to H. Scott Taylor, Trustee, for the benefit of the Vendor as Beneficiary, recorded as Document No. 00070894, Volume 828, Page 469 of the Official Records of Karnes County, Texas;

(ss)     "Promissory Note" means the promissory note in the original principal amount of $109,125 executed by EEC and described in the Warranty Deed dated February 14, 1978 from Elsa Laake, et al, to EEC recorded in Volume 474, Page 442 of the Official Records of Karnes County, Texas, covering 145.5 acres in Karnes County, Texas;

(tt)     "Purchase Consideration Shares" has the meaning set forth in §2.3(b) to this Agreement;

(uu)     "Purchased Assets" means:

(i)        the STMV Interest;

(ii)       the Rights;

(iii)      the Mining Leases and Options;

(iv)       the Vendor Owned Equipment;

(v)        the Vendor Leased Equipment; and

(vi)       the Technical Data;

but excludes the Excluded Assets;

(vv)     "Purchase Price" means the price to be paid for the Purchased Assets, as set forth in §2.3 to this Agreement;

(ww)     "Purchaser" means Uranium Energy Corp., a corporation incorporated under the laws of the State of Nevada;

(xx)     "Reclamation Bonds" means the cash deposits held in the name of the Vendor in Account Number 11832700 and Account Number 30-8120-60 with Wells Fargo Bank, N.A., pursuant to the Trust Agreement dated August 31, 1993 by and between the Vendor, as Grantor, and Wells Fargo Bank, N.A., as Trustee for the benefit of the Texas Commission on Environmental Quality, or the Trust Agreement dated June 26, 2009 by and between the Vendor, as Grantor, and Wells Fargo Bank, N.A., as Trustee for the benefit of the Texas Commission on Environmental Quality.

(yy)     "Right of Way Agreements" means those right of way agreements owned by the Vendor or STMV and described on Schedule 4.1(l) attached hereto;

(zz)     "Rights" means the rights of the Vendor in respect of STMV, the TUP and the MLUP under any Contracts and under any Permits and including, without limitation, the Right of Way Agreements, the Royalty Interests and the Reclamation Bonds;

(aaa)   "Royalty Interests" means those royalty interests owned by the Vendor and described on Schedule 4.1(m) attached hereto;

(bbb)   "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder;

(ccc)   "STMV" means the South Texas Mining Venture, L.L.P., a Texas limited liability partnership;

(ddd)   "STMV Interest" has the meaning set forth in §4.1(e) to this Agreement;

(eee)   "STMV Leases" means uranium mining leases that: (i) have been assigned to STMV by ERC; (ii) have been assigned to STMV by ERC, the Vendor and/or KDH Operations, Ltd.; and (iii) name STMV as the lessee;

(fff)   "TCEQ" means the Texas Commission on Environmental Quality.

(ggg)   "Technical Data" means all of the technical data, records and correspondence which the Vendor has in respect of the Purchased Assets;

(hhh)   "TUP" means the Tex-1 Uranium Project;

(iii)   "Union Carbide Leases" means:

(i)        the Lease dated March 15, 1968, between Luis DeHoyos, et al, as Lessors, and Union Carbide Corporation, as Lessee, covering land in Duval County, Texas, and recorded in Volume 199, Page 448 of the Oil and Gas Lease Records of Duval County, Texas, which was assigned to the Vendor by Assignment dated January 11, 2000 from Rio Grande Resources Corporation and recorded in Volume 283, Page 88 of the Official Records of Duval County, Texas; and

(ii)       the Lease dated December 1, 1967, from Guaranty National Bank and Trust of Corpus Christi, Trustee, under the Will of Jane Schallert, Deceased, as Lessor, to Union Carbide Corporation, as Lessee, covering land in Duval County, Texas, and recorded in Volume 197, Page 232 of the Oil and Gas Lease Records of Duval County, Texas, which was assigned to the Vendor by Assignment dated January 11, 2000 from Rio Grande Resources Corporation recorded in Volume 283, Page 88 of the Official Records of Duval County, Texas.

(jjj)   "Vendor" means Everest Exploration, Inc., a corporation incorporated under the laws of the State of Texas;

(kkk)   "Vendor Authorizations" means the authorizations, approvals and consents which are required by the Vendor in order for it to validly and effectively transfer the Purchased Assets to the Purchaser;

(lll)   "Vendor Leased Equipment" has the meaning set forth in §4.1(i)(i) to this Agreement;

(mmm) "Vendor Owned Equipment" has the meaning set forth in §4.1(i)(i) to this Agreement; and

(nnn)   "Vendor Permits" has the meaning set forth in §4.1(n)(i) to this Agreement.

Interpretation

1.2            In this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)       "this Agreement" means this agreement, including the Schedules hereto, as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions of this Agreement;

(b)       a reference to a Part means a Part of this Agreement and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph or subparagraph of this Agreement so designated;

(c)       the headings are for convenience only, do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any of its provisions;

(d)       the word "including", when following a general statement, term or matter, is not to be construed as limiting such general statement, term or matter to the specific items or matters set forth or to similar items or matters (whether or not qualified by non-limiting language such as without limitation or but not limited to or words of similar import) but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope;

(e)       a reference to currency means United States currency;

(f)       a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations;

(g)       a reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity;

(h)       words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa; and

(i)       an action to be taken pursuant to this Agreement on or before a day which is not a Business Day may be taken on the next Business Day thereafter.

Governing Law

1.3            This Agreement will be governed by and construed in accordance with the laws of the State of Texas, and the federal laws of the United States applicable therein, which will be deemed to be the proper law hereof. Each party hereto irrevocably submits to the exclusive jurisdiction of the Courts of the State of Texas with respect to any matter arising hereunder or relating hereto.

Schedules

1.4            The following are the Schedules to this Agreement:

Schedule 1.1(aa)
Schedule 1.1(pp)(i)
Schedule 3.1
Schedule 4.1(f)(ii)
Schedule 4.1(h)
Schedule 4.1(i)(i)
Schedule 4.1(j)(ii)
Schedule 4.1(k)(i)
Schedule 4.1(k)(ii)
Schedule 4.1(l)
Schedule 4.1(m)
Schedule 4.1(n)(i)
Schedule 4.1(n)(ii)
Schedule 4.1(p)
Schedule 4.1(q)
Schedule 4.1(r)(i)
Schedule 4.3(a)(ii)
Schedule 5.8
Schedule 5.12
Schedule 5.16

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Excluded Assets;
Permitted Encumbrances;
Liabilities of the Vendor;
Exceptions to the STMV Interest;
Litigation;
Vendor Equipment;
Mining Leases and Options;
Material Contracts;
Exceptions to Material Contracts;
Right of Way Agreements;
Royalty Interests;
Permits;
Exceptions to Permits;
Outstanding Work;
Environmental Matters;
Share Restrictions;
Exceptions to Assignments of ERC Leases
Holt Cat Equipment;
Purchased Assets Subject to Security; and
UCC Filings and Lien

Part 2
PURCHASE OF ASSETS

Purchase and Sale

2.1            Relying upon the representations and warranties of the Vendor and ERC as set forth herein, and subject to the conditions provided herein, at the Closing the Purchaser covenants and agrees to purchase from the Vendor all legal and beneficial right, title, estate and interest in and to the Purchased Assets and the Vendor covenants and agrees to sell, assign, transfer, convey and deliver the Purchased Assets to the Purchaser, or to cause the Purchased Assets to be sold, assigned, transferred, conveyed and delivered to the Purchaser, free and clear of all Encumbrances except for the Permitted Encumbrances on an "as is, where is" basis except as provided herein. The Purchaser is buying only the Purchased Assets and is not the successor, agent or representative of Vendor in any respect.

Excluded Assets

2.2            Notwithstanding §2.1, the Excluded Assets are specifically excluded from the Purchased Assets and will not be conveyed to the Purchaser on the Closing Date.

Purchase Consideration

2.3            The Purchase Price shall be paid by the Purchaser to the Vendor as follows:

(a)       $1,000,000 less the Initial Cash Payment (the "Cash Payment") shall be paid by the Purchaser to the Vendor at or prior to the Closing Date;

(b)       200,000 fully paid and restricted common shares shall be issued to the Vendor from the treasury of the Purchaser (the "Purchase Consideration Shares") at the Closing Date. In this respect, and upon the Vendor's prior written request to the Purchaser in order to transfer or sell any of the Purchase Consideration Shares, either privately or publicly, in accordance with the appropriate provisions of the Securities Act and all applicable securities laws and including, without limitation, under Rule 144 promulgated under the Securities Act, the Purchaser hereby agrees to promptly obtain any such legal opinion(s) or consent(s) as may be necessary in order to effect any such private or public transfer at the Purchaser's sole expense; and

(c)       if, as and when the TCEQ provides either the Vendor or the Purchaser with clearance certificates (each a "Clearance Certificate") in respect of the reclamation work currently being conducted and to be conducted in respect of the TUP and the MLUP (the "Mt. Lucas Reclamation"), the Purchaser shall pay to the Vendor, within 30 calendar days after the date of issuance of the final Clearance Certificate, an amount equal to any positive balance remaining between $2,200,000 less the sum of the aggregate direct expenditures made or incurred by the Purchaser from and after the Closing Date for the Mt. Lucas Reclamation (collectively, the "Direct Reclamation Expenditures").

Consideration to ERC

2.4            In consideration for ERC's covenants, representations and warranties hereunder, and in addition to other good and valuable consideration provided by the Purchaser to ERC, the Purchaser agrees to pay $100 to ERC at Closing.

Part 3
ASSUMPTION OF LIABILITIES BY THE PURCHASER

Assumption and Indemnity

3.1            In consideration of the transfer of the Purchased Assets to the Purchaser at the Closing, the Purchaser will pay, satisfy, discharge, perform and fulfil all the Vendor's obligations set forth on Schedule 3.1 and release the Vendor from all liabilities set forth on Schedule 3.1, excluding any liabilities which arise out of an act of wilful misconduct by the Vendor or are the result of a representation or warranty given by the Vendor or ERC to the Purchaser in this Agreement being untrue as at the Closing, or any liabilities which the Vendor is required to fulfill, discharge, release, and/or waive pursuant to the terms of this Agreement.

Indemnification of the Vendor

3.2            subject to §3.3, the Purchaser will indemnify and save the Vendor harmless from and against all losses, judgments, amounts paid in settlement of actions or claims, liabilities (whether accrued, actual, contingent or otherwise), costs, deficiencies, damages, expenses (including but not limited to, reasonable legal fees and disbursements) and demands arising out of or in connection with the Purchaser's breach of its obligations as set forth in §3.1.

Indemnification of the Purchaser

3.3            subject to §3.1 and excluding those liabilities set forth at paragraphs 1 through 5 inclusive of schedule 3.1, The Vendor will indemnify and save the Purchaser harmless from and against all losses, judgments, amounts paid in settlement of actions or claims, liabilities (whether accrued, actual, contingent or otherwise), costs, deficiencies, damages, expenses (including but not limited to, reasonable legal fees and disbursements) and demands whatsoever accruing from liabilities in respect of the Purchased Assets which arise in respect of time periods prior to or events occurring prior to the time of Closing.

Claims of indemnity

3.4            A party claiming for indemnity under this Part 3 (the "Indemnitee") will give prompt notice of any claim, action, proceeding or circumstances that could reasonably give rise to such a claim to the party which has agreed to indemnify it (the "Indemnitor"). Inadvertent failure to give such prompt notice will not preclude the Indemnitee from pursuing the claim unless and to the extent that the Indemnitor is materially prejudiced by such failure. The Indemnitor may, and will, if directed to do so by the Indemnitee, at its own expense and in the name of the Indemnitee or otherwise, dispute any claim made, or any matter on which a claim could be made, by a third party in respect of which a notice has been given by the Indemnitee under this Part 3 and may retain counsel of its choice to have conduct of any proceeding relating to such a claim. For the purpose of confirming or disputing such a claim, the Indemnitee will provide full and complete disclosure to the Indemnitor and complete access to and right of inspection by the representatives of the Indemnitor and complete access to and right of inspection by the representatives of the Indemnitor of all documents and records in the possession or control of the Indemnitee relating to such claim. If the Indemnitor is required to furnish any security for the purpose of defending or contesting any such claim, all monies or property representing such security received by the Indemnitee as a result of a successful defence or contestation will be held in trust by the Indemnitee for the benefit of the Indemnitor and will be remitted to the Indemnitor on demand.

Part 4
REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Vendor

4.1            The Vendor hereby represents and warrants to the Purchaser that as of the Effective Date and as of the Closing Date:

(a)       Corporate Status of the Vendor and STMV.

(i)        The Vendor:

(A)       is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Texas;

(B)       is duly qualified to do business and is in good standing under the laws of the Texas and each other jurisdiction in which its business requires such qualification; and

(C)       has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth.

(ii)       STMV:

(A)       is a general partnership duly organized and validly existing under the laws of the State of Texas and is validly registered as a limited liability partnership under the laws of the State of Texas; and

(B)       is duly qualified to do business in Texas and in each other jurisdiction in which its business requires such qualification and is in good standing under the laws of the State of Texas.

(b)       No Conflicts. None of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)        conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its Organizational Documents; or

(ii)       constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, is subject to or derives benefit from, other than under such agreements, contracts, leases, indentures, other instruments and commitments with respect to which the Vendor has obtained the Vendor Authorizations.

(c)       Organizational Documents. The Vendor has made available to the Purchaser true, correct and complete copies of the Organizational Documents of the Vendor and STMV.

(d)       Authority and Binding Effect.

(i)        Except for consent to the transfer of the Vendor Permits from the issuing agencies, no authorization, approval, order, license, permit or consent of any Governmental Authority of the United States or any political subdivision thereof, and no registration with, declaration or notice to or filing by it with any such Governmental Authority is required in order for the Vendor to:

(A)       incur the obligations to be incurred by it in or pursuant to this Agreement;

(B)       execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(C)       duly perform and observe the terms and provisions of this Agreement; or

(D)       render this Agreement legal, valid, binding and enforceable against the Vendor.

(ii)       Except for obtaining shareholder approval, all necessary corporate action on the part of the directors of the Vendor has been taken to authorize and approve the execution and delivery of this Agreement and the performance by the Vendor of its obligations hereunder and this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Vendor enforceable in accordance with its terms.

(e)       Interests in Other Persons. The Vendor does not own, directly or indirectly, any securities in any corporation, partnership or other Person, except that the Vendor has a wholly-owned subsidiary, Everest Environmental Services Corporation, and the Vendor is not a member of or a participant in any partnership, joint venture or similar enterprise, except that the Vendor has a 1% ownership interest in STMV (the "STMV Interest").

(f)       Interests in STMV.

(i)        The Vendor owns a 1% interest in STMV and URN South Texas Project, Ltd. owns a 99% interest in STMV, and there are no other authorized, issued or outstanding interests or securities of STMV or other commitments providing for the issuance of any additional interests or securities of STMV.

(ii)       Except as set forth on Schedule 4.1(f)(ii), the STMV Interest is owned by the Vendor free and clear of any Encumbrances, other than Permitted Encumbrances and any transfer restrictions imposed by applicable laws, and such STMV Interest has been validly issued, is fully paid and non-assessable and has not been issued in violation of any pre-emptive or similar rights or applicable law.

(g)       Everest Environmental Services Corporation. Everest Environmental Services Corporation does not hold any rights or interests relating to STMV, TUP or MLUP and the Purchaser is not assuming any liabilities of Everest Environmental Services Corporation pursuant to this Agreement.

(h)       Litigation. Except as set forth on Schedule 4.1(h), there is no action, suit, claim, condemnation or other proceeding pending before any Governmental Authority, or, to the Vendor's knowledge, any state of facts existing which could constitute the basis of any action, suit, claim, condemnation or other proceeding involving or affecting it which affects or could affect the Purchased Assets, its ownership interest therein or the conduct of mineral exploration and development activities relating thereto.

(i)       Equipment.

(i)        Schedule 4.1(i)(i) sets forth a complete list of Equipment owned by the Vendor (the "Vendor Owned Equipment") and Equipment leased by the Vendor (the "Vendor Leased Equipment"), excluding any Equipment owned or leased by the Vendor which is included in the Excluded Assets, and which do not form part of the Vendor Owned Equipment or the Vendor Leased Equipment.

(ii)       The Vendor owns a 100% right, title and interest in and to the Vendor Owned Equipment, free and clear of all Encumbrances, except Permitted Encumbrances, and there is no adverse claim or challenge against or to the ownership of or title to the Vendor Owned Equipment, nor to the knowledge of the Vendor is there any basis therefor.

(iii)      The Vendor has valid leasehold interests in the Vendor Leased Equipment and there have been no amendments, transfers or assignments of the Vendor Leased Equipment. The Vendor has not received any written notice of termination or cancellation of any lease agreement under which the Vendor uses the Vendor Leased Equipment.

(j)       Real Property and Leases.

(i)        The Vendor does not own any real property and has no interests in any real property, other than the Vendor Mining Leases and Options, the Right of Way Agreements, the Royalty Interests and the Production Payment.

(ii)       Schedule 4.1(j)(ii) sets forth a complete list of all mining leases and options owned by Vendor (the "Mining Leases and Options"). The Vendor owns sufficient title to the entire leasehold estates in and to the Mining Leases and Options to conduct MLUP reclamation and free and clear of all Encumbrances except for the Permitted Encumbrances. There are no amendments, transfers or assignments of the Mining Leases and Options, all of the Mining Leases and Options have been assigned to Vendor by executed assignments duly recorded in the Real Property Records of the counties where the subject lands are located and all required consents to such assignments have been obtained by Vendor from the lessors named in the Mining Leases and Options.

(iii)      (A) No rentals, advance royalty payments or other sums have been paid by the Vendor or, to the knowledge of the Vendor, by any other party that would extend the primary term of either of the Union Carbide Leases; (B) no action has been taken by the Vendor or, to the knowledge of the Vendor, any other party that would extend the primary term of either of the Union Carbide Leases; (C) the Vendor has not executed any document that would assign, transfer, amend, mortgage, pledge or in any way affect the Union Carbide Leases; (D) the Vendor does not own and is not claiming to own any interest in the Union Carbide Leases; and (E) the Union Carbide Leases have terminated in their entirety or the Vendor has full and complete authority to terminate the Union Carbide Leases in accordance with §5.2(g).

(iv)       The Promissory Note has been paid in full and all liens securing the Promissory Note have been released.

(k)       Material Contracts.

(i)        Schedule 4.1(k)(i) contains a list of the following material Contracts in respect of STMV, the TUP and the MLUP to which the Vendor is a party (the items described in this §4.1(k)(i) being collectively referred to herein as the "Material Contracts"):

(A)       each written Contract which involves aggregate payments in excess of $50,000 in any single year;

(B)       each loan or credit agreement, security agreement, mortgage, pledge or other agreement or instrument evidencing Indebtedness in excess of $50,000;

(C)       any material Contract or agreement which includes a covenant from the Vendor not to compete in any geographic area with respect to business operations;

(D)       any joint venture agreement, partnership agreement or similar agreement relating to a common enterprise with any Person (other than the Vendor and STMV);

(E)       any agreement for capital expenditures of more than $50,000 during the 12 months following the Effective Date;

(F)       any agreement between the Vendor and its respective Affiliates which is in full force and effect on the date hereof; and

(G)       any agreement valued at more than $50,000 that cannot be terminated within 90 days of termination notice or without material termination fees or penalties.

(ii)       Except as set forth on Schedule 4.1(k)(ii), with respect to the Material Contracts:

(A)       each of them is in good standing and in full force and effect;

(B)       the covenants and conditions contained therein on the part of the Vendor have been performed and observed by them in all material respects;

(C)       there are no outstanding material disputes related thereto;

(D)       the Vendor will have obtained as of the Closing Date all Vendor Authorizations required for it to lawfully assign the Material Contracts to the Purchaser as contemplated by this Agreement; and

(E)       the Vendor is not in breach of or in default under any term or condition of any of the Material Contracts.

(l)       Right of Way Agreements. Schedule 4.1(l) sets forth a complete list of all right of way agreements owned by Vendor or STMV in respect of STMV, the TUP and the MLUP (the "Right of Way Agreements"). To the best of Vendor's knowledge, the Vendor or STMV owns good and marketable title to the Right of Way Agreements free and clear of all Encumbrances except for the Permitted Encumbrances. To the best of Vendor's knowledge there are no amendments, transfers or assignments of the Right of Way Agreements and each is in full force and effect other than assignments if any to STMV.

(m)       Royalty Interests. Schedule 4.1(m) sets forth a complete list of all royalty interests owned by the Vendor in respect of STMV, the TUP and the MLUP (the "Royalty Interests"). To the best of Vendor's knowledge the Vendor owns good and marketable title to the Royalty Interests free and clear of all Encumbrances except for the Permitted Encumbrances. There are no amendments, transfers or assignments of the Royalty Interests and to the best of Vendor's knowledge each is in full force and effect.

(n)       Permits.

(i)        Schedule 4.1(n)(i) sets forth a true, correct and complete list of all material Permits of the Vendor in respect of STMV, the TUP and the MLUP as of the Effective Date (collectively, the "Vendor Permits").

(ii)       Except as set forth in Schedule 4.1(n)(ii) the Vendor possesses or holds contractual rights to the benefit of the Vendor Permits necessary to conduct the business operations thereof as currently conducted and the Vendor Permits are in full force and effect.

(o)       Intellectual Property. The Vendor owns, possesses or has the right to use pursuant to a license all patents, trademarks, trade names and copyrights currently used in and material to the operations of its business.

(p)       Outstanding Work. Except as set forth in Schedule 4.1(p), the Vendor is not aware of:

(i)        any outstanding work relating to the Purchased Assets required by any federal, provincial, territorial, regional, municipal or local authority;

(ii)       any matters under discussion with any such authority relating to such work; or

(iii)      any existing conditions or circumstances that could result in any of the foregoing.

(q)       Environmental Matters. Except as set forth in Schedule 4.1(q):

(i)        the Vendor, and to the knowledge of the Vendor, STMV, is in compliance in all material respects with all Environmental Laws; and

(ii)       neither the Vendor nor, to the knowledge of the Vendor, STMV, has, since January 1, 2007, received any official and binding written notice from a Governmental Authority lawfully exercising its powers under any applicable Environmental Laws and alleging that the business of the Vendor or STMV as currently operated does not comply in any material respect with Environmental Laws and the Vendor Permits.

(r)       Investor Representations. The Vendor acknowledges that:

(i)        the Purchase Consideration Shares have not been, and will not be, registered under the Securities Act or under any state securities laws, are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and the certificates representing the Purchase Consideration Shares will contain a Securities Act legend restricting transfer as set forth in Schedule 4.1(r)(i);

(ii)       the Vendor is acquiring the Purchase Consideration Shares solely for the Vendor's own account for investment purposes and not with a view to the distribution thereof;

(iii)      the Vendor is a sophisticated investor with knowledge and experience in business and financial matters and is able to bear the economic risk and lack of liquidity inherent in holding the Purchase Consideration Shares; and

(iv)       the issuance of the Purchase Consideration Shares is subject to the prior approval of NYSE Amex.

(s)       Brokers, Finders and Agents. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by the Vendor or STMV.

(t)       Exclusivity. There is no written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase of the Purchased Assets other than this Agreement and the LOI.

(u)       Solvency and Related Matters. The Vendor will be solvent immediately after the Closing, after giving effect to (i) the transactions contemplated in this Agreement and (ii) any other transactions contemplated by Vendor or any of its representatives on or after the Closing, which would be taken into account in determining whether any of the transactions contemplated hereby were invalid or illegal under, in violation of, or can be set aside or give rise to, any award or damages, sanctions or other liability against Purchaser or any of its Affiliates or representatives under applicable bankruptcy, fraudulent conveyance, fraudulent transfer or other similar laws.

(v)       Illegal Payments. The Vendor nor, to the knowledge of the Vendor, any of its respective partners, directors, officers or managers, nor, to the knowledge of the Vendor, any officer, manager or employee of the Vendor, has (i) used any Vendor funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payments on behalf of the Vendor to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds or (iii) violated in any material respect the Foreign Corrupt Practices Act of 1977.

(w)       Employee Benefit Plans. There are no defined employee benefit or other plans of the Vendor covering or affecting any of the Vendor's employees.

(x)       Disclosure of Material Facts. To the knowledge of the Vendor, neither this Agreement, nor any document, certificate or statement furnished to the Purchaser in connection with the transactions contemplated hereby, contains a misrepresentation of a material fact which would reasonably be expected to affect the Purchaser's decision in respect of the purchase of the Purchased Assets. The Vendor has disclosed to the Purchaser all information which, to the knowledge of the Vendor, might reasonably be expected to affect materially the decision of the Purchaser to complete the transaction herein contemplated or the value of the Purchased Assets.

Representations of ERC

4.2            ERC hereby represents and warrants to the Purchaser that as of the Effective Date and as of the Closing Date:

(a)       Corporate Status of ERC. ERC:

(i)        is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Texas;

(ii)       is duly qualified to do business and is in good standing under the laws of the Texas and each other jurisdiction in which its business requires such qualification; and

(iii)      has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth.

(b)       No Conflicts. None of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)        conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its Organizational Documents, or

(ii)       constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, is subject to or derives benefit from.

(c)       Authority and Binding Effect.

(i)        No authorization, approval, order, license, permit or consent of any Governmental Authority, and no registration with, declaration or notice to or filing by it with any Governmental Authority, is required in order for ERC to:

(A)       incur the obligations to be incurred by it in or pursuant to this Agreement;

(B)       execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(C)       duly perform and observe the terms and provisions of this Agreement; or

(D)       render this Agreement legal, valid, binding and enforceable against ERC.

(ii)       All necessary corporate action on the part of the directors of ERC has been taken to authorize and approve the execution and delivery of this Agreement and the performance by ERC of its obligations hereunder, and this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, ERC enforceable in accordance with its terms.

Representations of the Vendor and ERC

4.3            Each of the Vendor and ERC jointly and severally represents and warrants to the Purchaser that as of the Effective Date and as of the Closing Date:

(a)       Real Property and Leases.

(i)        (A) No sum has been paid by the Vendor, ERC, EEC or, to the knowledge of the Vendor or ERC, any other party, pursuant to Paragraph 8 or any other provisions of the 1977 Mining Lease that would extend the term of the 1977 Mining Lease; (B) no action has been taken by the Vendor, ERC, EEC or, to the knowledge of the Vendor or ERC, any other party, that would extend the term of the 1977 Mining Lease; except for the 1977 Mining Lease Assignments and the 1977 Mining Lease Release; (C) no document has been executed by the Vendor, ERC, EEC or, to the knowledge of the Vendor or ERC, any other party, that would assign, transfer, amend, pledge, mortgage or in any way affect the 1977 Mining Lease; (D) the Vendor, ERC and EEI do not own and are not claiming to own any interest in the 1977 Mining Lease; and (E) the 1977 Mining Lease has terminated in its entirety.

(ii)       Pursuant to the Assignments of ERC Leases, except as set forth in Schedule 4.3(a)(ii), 100% of the leasehold estates under the ERC Leases were assigned to STMV and such assignment or assignments are enforceable against the assignor in accordance with its or their terms, as applicable, and, except as set forth in Schedule 4.3(a)(ii), the Vendor, ERC and KDH Operations, Ltd. do not own and are not claiming to own any interest in the ERC Leases.

(b)       2005 LOI. All obligations of STMV under the 2005 LOI have been fulfilled, paid in full, discharged or waived, and are no longer in effect.

(c)       Production Payment. At and subject to Closing, all obligations of STMV and any other party relating to the Production Payment will have been fulfilled, paid in full, discharged, waived, terminated and released, and will no longer be in effect. Vendor is the sole owner of the entire Production Payment and has full and complete authority to terminate, release and discharge the Production Payment pursuant to §5.4 of this Agreement. Except for the Collateral Transfer of Production Payment described below in §4.3(d), no document has been executed and no agreement has been entered into that would transfer, assign, mortgage, pledge, modify or in any way effect the Production Payment. If, prior to or subsequent to Closing, the Purchaser requests that additional documents be executed to evidence the release, termination and discharge of the Production Payment, then Vendor and ERC each covenants and agrees to execute and deliver to Purchaser and/or use its reasonable best efforts to cause any third parties to execute and deliver to Purchaser such documents as may be requested by Purchaser to evidence the release, termination and discharge of the Production Payment.

(d)       Collateral Transfer of Production Payment. The entire indebtedness owed by the Vendor to EMC pursuant to the Collateral Transfer of Production Payment dated May 15, 2009, by and between the Vendor and EMC and recorded in Volume 898, Page 472 of the Official Records of Karnes County, Texas, securing payment of a $750,000 promissory note executed by the Vendor and payable to EMC, will have been paid in full at and subject to Closing and a Release of Lien therefrom, substantially in the form of Exhibit A attached hereto, will have been duly executed by EMC and will be delivered to Purchaser at Closing. Except for the Collateral Transfer of Production Payment referred to above, there have been no assignments, transfers, pledges, security interests, mortgages, liens or documents or instruments of any kind that have been executed that would in any way effect or encumber the Production Payment, and the Vendor and EMC have full and complete authority to terminate the Production Payment and release all liens pertaining to the Production Payment.

Representations and Warranties of the Purchaser

4.4            The Purchaser represents and warrants to the Vendor that as of the Effective Date and as of the Closing Date:

(a)       Corporate Status. The Purchaser:

(i)        is a company incorporated, duly organized and validly existing under the laws of the State of Nevada;

(ii)       is duly qualified to do business and is in good standing under the laws of the State of Texas; and

(iii)      has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth.

(b)       No Conflicts. None of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)        conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its Organizational Documents; or

(ii)       constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, is subject to or derives benefit from.

(c)       Authority and Binding Effect.

(i)        No authorization, approval, order, license, permit or consent of any Governmental Authority, and no registration with, declaration or notice to or filing by it with any Governmental Authority, is required in order for the Vendor to:

(A)       incur the obligations to be incurred by it in or pursuant to this Agreement;

(B)       execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(C)       duly perform and observe the terms and provisions of this Agreement; or

(D)       render this Agreement legal, valid, binding and enforceable against the Purchaser.

(ii)       All necessary corporate action on the part of the directors of the Purchaser has been taken to authorize and approve the execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder, and this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Purchaser enforceable in accordance with its terms.

(d)       Purchase Consideration Shares. The Purchase Consideration Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Encumbrances other than restrictions on transfer provided for in this Agreement. Other than for the prior approval of NYSE Amex, no further approval or authorization of any stockholder, the board of directors of the Purchaser or others is required for the issuance and sale of the Purchase Consideration Shares.

(e)       As is. The Purchaser is purchasing the Purchased Assets on an as is, where is basis, subject to the Vendor's representations and warranties contained in this Agreement.

(f)       Brokers, Finders and Agents. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by the Purchaser.

Purchaser's Right to Carry Out Investigations Before Closing

4.5            Between the Effective Date and the Closing Date, the Vendor will:

(a)       provide to the officers, directors, employees and representatives of the Purchaser reasonable access during normal business hours to the Purchased Assets;

(b)       provide access to or provide all documentation relating in any way to the Purchased Assets and to the liabilities of the Vendor to be assumed by the Purchaser pursuant to §3.1; and

(c)       co-operate in every reasonable way with the Purchaser and its officers, directors, employees and representatives in order to enable the Purchaser to complete a full and thorough examination and verification of the Purchased Assets before the Closing Date.

Purchaser's Right to Terminate

4.6            Notwithstanding anything herein to the contrary, it is agreed that from the Effective Date until Closing, the Purchaser shall have the right to inspect and investigate the Purchased Assets and all of the documentation provided to the Purchaser by the Vendor pursuant to the terms of this Agreement. If, in its sole discretion, the Purchaser is not satisfied with any of these inspections and investigations, the Purchaser may terminate this Agreement by written notice to the Vendor and be released from all obligations hereunder. The Initial Cash Payment shall be returned to the Purchaser by the Vendor within 30 days of such termination by the Purchaser.

Part 5
AGREEMENTS

Conditions

5.1            Each of the Purchaser, the Vendor, ERC and the Covenantors agree that it will use its reasonable commercial efforts to cause the conditions in Part 7 to be satisfied and to consummate the transactions contemplated by this Agreement prior to the Closing Date.

Vendor Authorizations, Assignments and Releases

5.2            Each of the Vendor and ERC covenants to and agrees with the Purchaser that it will:

(a)       use its reasonable best efforts to obtain, prior to Closing, the Vendor Authorizations and all of the Vendor Authorizations will be in a form, and upon such terms, as will be reasonably acceptable to the Purchaser and its counsel;

(b)       if requested by the Purchaser prior to or subsequent to Closing, obtain and furnish to the Purchaser fully executed releases of all liens and security interests held by the Vendor, ERC, James T. Clark, Thomas M. Crain, Jr., Stephen H. Thomas or any other party that (i) secure any obligations under the 2005 LOI or (ii) secure any obligation regarding the Production Payment; and the above described releases shall be in recordable form and upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(c)       if requested by the Purchaser prior to or subsequent to Closing, deliver to the Purchaser fully executed releases of all liens and security interests that the Vendor or ERC have on any of the Purchased Assets, any real property owned or leased by STMV, any equipment owned or leased by STMV and/or the 7.286 acres covered by the Hobson Plant Site Lease, and use its reasonable best efforts to cause to be delivered to the Purchaser fully executed releases of all liens and security interests that James T. Clark, Thomas M. Crain, Jr., Stephen H. Thomas or any third party have on any of the Purchased Assets, any real property owned or leased by STMV, any equipment owned or leased by STMV and/or the 7.286 acres covered by the Hobson Plant Site Lease; and the above described releases shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(d)       if the Purchaser determines, prior or subsequent to Closing, that there are any potential defects in any of the assignments of the STMV Leases or discovers any potential defect in any of the consents from the Lessors consenting to such an assignment of the STMV Leases (or additional consents are needed), then, at the request of the Purchaser, use its reasonable best efforts to obtain and provide to the Purchaser new assignments and new consents of such STMV Leases executed by parties as designated by the Purchaser and curing all such potential defects; and the above described new assignments and new consents shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(e)       if requested by the Purchaser prior to or subsequent to Closing, execute and deliver to the Purchaser, and/or use its reasonable best efforts to cause the execution and delivery to the Purchaser, of such documents as may be requested by the Purchaser to evidence the termination of the 1977 Mining Lease; and the above described documents shall be in recordable form and upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests. In this respect the Vendor and ERC each represent and warrant to Purchaser that (i) Vendor, ERC and/or EEC have not transferred or assigned the 1977 Mining Lease except to the Vendor, or amended the 1977 Mining Lease, and (b) the Vendor, ERC and/or EEC have not executed any mortgage, pledge, lien, or other document or instrument that would in any way effect or encumber the 1977 Mining Lease;

(f)       if requested by the Purchaser prior to, or subsequent to Closing, execute and deliver to the Purchaser, and/or cause KDH Operations, Ltd. to execute and deliver to the Purchaser, new assignments whereby the ERC Leases are assigned and transferred to STMV, and use its reasonable best efforts to obtain and deliver to the Purchaser new consents whereby the lessors named in said ERC Leases consent to the ERC Leases being assigned to STMV; and the above-described new assignments and new consents shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(g)       at Closing deliver to the Purchaser the two Release and Termination of Mining Leases for each of the Union Carbide Leases in the forms attached hereto as Exhibit B, duly executed by the Vendor; and if subsequent to Closing the Purchaser requests additional documents be executed to evidence the termination of the Union Carbide Leases, then it shall execute and deliver to the Purchaser, or use its reasonable best efforts to cause to be executed and delivered to the Purchaser, such additional documents as may be requested by the Purchaser to evidence the termination of the Union Carbide Leases; and such additional documents shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be delivered to the Purchaser at Closing, or if Closing has occurred, within ten calendar days after the Purchaser requests;

(h)       prior to Closing provide the Purchaser with recorded copies of releases whereby all liens securing the Promissory Note have been released and discharged in their entirety and filed of record in Karnes County, Texas, and in the event that prior or subsequent to Closing the Purchaser discovers additional unreleased liens securing the Promissory Note, then it shall execute and deliver, or cause to be executed and delivered to the Purchaser, all such releases as may be requested by the Purchaser releasing any such additional liens or security interests; and such releases shall be executed by the owner and holder of said liens, shall be in recordable form and shall be upon such terms and provisions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests; and

(i)       upon Closing, and as may be reasonably requested thereafter, but at no cost to the Vendor or ERC, cooperate with the Purchaser in order for it to be placed in actual possession and control of the Purchased Assets in accordance with all of the terms of this Agreement.

Covenants of the Covenantors

5.3            Each of the Covenantors covenants to and agrees with the Purchaser that:

(a)       at and subject to Closing, he releases STMV and URN Texas GP from any and all claims, actions, counterclaims, causes of action, demands, damages, accounting of profits, costs, compensation and liabilities of any kind and including, but not limited to, any and all claims relating to the 2006 Consulting Agreements, save and except for any right or interest which was assigned to or retained by the Covenantors in the overriding royalty interests originally described in (i) the In Situ Uranium Mining Lease, dated March 24, 2005, as amended, between La Palangana Ranch Management, L.L.C. and Everest Resource Company and KDH Operations Ltd., and (ii) the In Situ Uranium Mining Lease and Option, dated November 30, 2008 by and between Robert Driscoll and Julia Driscoll and Robert Driscoll, Jr. Foundation, STMV, Energy Metals Corporation (US), Uranium One Inc. and Everest Exploration, Inc.

(b)       if requested by the Purchaser prior to or subsequent to Closing, obtain and furnish to the Purchaser fully executed releases of all liens and security interests held by him that (i) secures any obligations under the 2005 LOI or (ii) secures any obligation regarding the Production Payment; and the above described releases shall be in recordable form and upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(c)       if requested by the Purchaser prior to or subsequent to Closing, obtain and furnish to the Purchaser fully executed releases of any interests that he has in any of the Purchased Assets, any real property owned or leased by STMV, any equipment owned or leased by STMV and/or the 7.286 acres covered by the Hobson Plant Site Lease; and the above described releases shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests;

(d)       if requested by the Purchaser prior to or subsequent to Closing, obtain and furnish to the Purchaser such documents as may be requested by the Purchaser to evidence the termination and release of the Production Payment; such documents shall be in recordable form and shall be upon such terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten days after the Purchaser requests; and

(e)       upon Closing, and as may be reasonably requested thereafter, but at no cost to the Covenantor, cooperate with the Purchaser in order for it to be placed in actual possession and control of the Purchased Assets in accordance with all of the terms of this Agreement.

Release and Termination of Production Payment

5.4            In recognition of the payment for, or discharge and waiver of all obligations relating to the Production Payment, the Vendor and ERC will, at and subject to Closing, release, terminate and discharge the Production Payment in its entirety. At and subject to Closing, the Vendor and ERC each covenants and agrees to cause Vendor to execute and deliver to Purchaser the Release and Termination of Production Payment in the form attached hereto as Exhibit N. If prior to or subsequent to Closing, Purchaser requests that additional documentation be executed in order to evidence the release, termination and discharge of the Production Payment, then Vendor and ERC each covenants and agrees to execute and deliver to Purchaser and/or use its reasonable efforts to cause any third parties to execute and deliver to Purchaser such documents as may be requested by Purchaser to evidence the release, termination and discharge of the Production Payment; the above described documents shall be in recordable form and shall be upon such terms and conditions as are acceptable to Purchaser and shall be executed and delivered to Purchaser at Closing, or if Closing has occurred, then within ten days after Purchaser requests.

Release of Liens Regarding Production Payment

5.5            In recognition of the payment for, or discharge and/or waiver of all obligations relating to the Production Payment, the Vendor and ERC will, at and subject to Closing, release and discharge any and all liens and security interests related to the Production Payment or any related obligation, without regard to how such liens and security interests were created or evidenced, and including, without limitation, those described on the Release of Lien attached hereto as Exhibit C. At and subject to Closing the Vendor will execute and provide a release in the form attached hereto as Exhibit C. At and subject to Closing, the Vendor and ERC shall cause EMC to execute and deliver to Purchaser the Release of Lien attached hereto as Exhibit A. In the event that, prior to or subsequent to Closing, the Purchaser discovers additional unreleased liens or security interests securing the Production Payment or any related obligation, then each of the Vendor and ERC covenants and agrees to execute and deliver to the Purchaser, and/or use its reasonable best efforts to cause any third party holding any such lien or security interest to execute and deliver, all such releases as may be requested by the Purchaser releasing any such additional liens or security interests; and the above described releases shall be in a recordable form and shall be upon terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after the Purchaser requests.

2005 LOI Releases

5.6            In recognition of the fulfillment, payment, discharge and/or waiver of STMV's obligations under the 2005 LOI, (a) the Vendor and ERC shall, and hereby do, release and discharge STMV of all obligations created by or related to the 2005 LOI and (b) the Vendor and ERC shall, and hereby do, release and discharge any and all liens and security interests created by or related to the 2005 LOI in respect of STMV, without regard to how such liens and security interests were created or evidenced, and including, without limitation, those described on the Release of Lien attached hereto as Exhibit D. At Closing ERC and EEI will execute and deliver and provide a release in the form attached hereto as Exhibit D. To the extent that the Vendor and/or ERC have granted any interests to third parties regarding the obligations of STMV under the 2005 LOI, the Vendor and ERC shall use their reasonable best efforts to cause such third parties to execute releases of such liens and security interests, without regard to how such liens and security interests were created or evidenced, and including, without limitation, those described on the Release of Lien attached hereto as Exhibit E. At or prior to Closing the Vendor and ERC will use their reasonable best efforts to cause such third parties to execute and provide a release in the form attached hereto as Exhibit E. In the event that, prior to or subsequent to Closing, the Purchaser discovers additional unreleased liens or security interests securing any obligations of STMV under the 2005 LOI, then the Vendor and ERC will execute and deliver to the Purchaser, and/or use their reasonable best efforts to cause any third party holding any such lien or security interest to execute and deliver, all such releases as may be requested by the Purchaser releasing any such additional liens or security interests; and the above described releases shall be in a recordable form and shall be upon terms and conditions as are acceptable to the Purchaser and shall be executed and delivered to the Purchaser at Closing, or if Closing has occurred, then within ten calendar days after Purchaser requests.

Reclamation Bonds

5.7            At Closing the Vendor agrees to transfer and/or assign to the Purchaser any right, title or interest which it holds in the Reclamation Bonds and agrees to take such steps and deliver such documents as required to effect such transfer and/or assignment. If prior to or subsequent to Closing, Purchaser requests that Vendor execute additional documentation to evidence that the Vendor has transferred and assigned to Purchaser all of its right, title and interest in the Reclamation Bonds, then Vendor covenants and agrees to execute and deliver to Purchaser such additional documents as may be requested by Purchaser to evidence the transfer and assignment of such Reclamation Bonds; such additional documents may include, without limitation, a modification to the Trust Agreements referenced in Section 1.1(xx) of this Agreement and shall be upon such terms and conditions as are acceptable to Purchaser and shall be delivered to Purchaser at Closing, or if Closing has occurred, then within ten calendar days after Purchaser requests.

Holt Cat Equipment

5.8            The Vendor and the Purchaser agree that the Purchaser will have the exclusive right to use the leased and rent-to-own equipment set forth at Schedule 5.8 during the period of the Mt. Lucas Reclamation, provided that the Purchaser maintains the lease and rental payments during such period of use.

Use of Cash Payment

5.9            The Vendor agrees and covenants that it will use the Cash Payment to satisfy and obtain a release of all current, secured Indebtedness of the Vendor, to the sole and absolute discretion of the Purchaser, as at the Closing Date.

Conduct of the Business

5.10          From the Effective Date to the time of the Closing, the Vendor will protect the Purchased Assets and its ownership interest therein, such that there will be no material loss, damage or destruction thereof, including maintaining the Purchased Assets in good standing.

Mt. Lucas Reclamation

5.11          After the Closing Date and during the Mt. Lucas Reclamation the Purchaser will provide the Vendor, within 30 calendar days after the first day of each calendar month, statements as to the amount of Direct Reclamation Expenditures expended for the prior month. The Vendor shall have reasonable access, during normal business hours, to the Purchaser's books and records to audit any and all of the Purchaser's Direct Reclamation Expenditures from the Closing Date until the last issued Clearance Certificate is received.

Return of Cash Payments

5.12          If for any reason the transactions contemplated by this Agreement are not consummated by the parties, then any Initial Cash Payments or Cash Payment paid by the Purchaser to the Vendor prior to the Closing Date will be repaid in full by the Vendor, and until such Initial Cash Payment and Cash Payment advances are repaid in full by the Vendor, the Purchaser will hold a first lien security interest over the assets of the Vendor set forth in Schedule 5.12. The Vendor will not suffer any Encumbrance to be created on such assets prior to the Closing Date.

Intercompany Indebtedness

5.13          At or prior to the Closing Date the Vendor will cancel, or cause the cancellation of, the Indebtedness of STMV owed to the Vendor or any of its Affiliates.

Employees

5.14          The Purchaser shall have the right, but no obligation, to offer employment to employees of the Vendor. In the event the Purchaser determines to offer employment to any of the Vendor's employees, the Purchaser shall determine the terms of any such offer(s) in its sole discretion.

Consulting Agreements

5.15          At Closing the Purchaser or STMV shall enter into consulting agreements with James T. Clark and Thomas M. Crain, Jr. substantially in the form set forth at Exhibit F (the "Consulting Agreements").

UCC Search

5.16          Within ten calendar days from the Effective Date the Vendor shall provide to the Purchaser a current UCC search from the Texas Secretary of State reflecting that the Purchased Assets are free and clear of all security interests and UCC filings, except that shown on Schedule 5.16; provided, however, that if the UCC search reflects any security interests or UCC filing that pertain to any of the Purchased Assets, except that shown on Schedule 5.16, then the Vendor shall immediately cause those security interests to be released and UCC Terminating Statements to be filed with the Texas Secretary of State terminating all such UCC filings. At Closing the Vendor shall provide the Purchaser with a current UCC search showing that the Purchased Assets are free and clear of all security interests and UCC filings, except that shown on Schedule 5.16, and shall cause to be executed and delivered at Closing a termination statement for the filing shown on Schedule 5.16.

Confidentiality

5.17          All matters pertaining to this Agreement and the transactions contemplated herein will be held in the strictest confidence and no public announcement with respect to this Agreement or the transactions contemplated herein, except where required by applicable law, will be made by any party hereto without consent of the other party, such consent not to be unreasonably withheld. If the Closing of the purchase of the Purchased Assets is not completed for any reason:

(a)       the Purchaser will return to the Vendor all documents delivered to the Purchaser by the Vendor in contemplation of the completion of the purchase of the Purchased Assets by the Purchaser ; and

(b)       the Vendor, ERC, the Covenantors and the Purchaser will continue to be bound by the terms of the confidentiality provisions set forth in this §5.17.

2006 Consulting Agreement Release

5.18          Within three days of Closing, the Purchaser shall cause STMV and URN Texas GP to release each of the Covenantors from any further obligations under the 2006 Consulting Agreements.

Part 6
CONVEYANCE, FURTHER ASSURANCES AND ASSISTANCE

Further Assurances

6.1            The Vendor, ERC and the Covenantors will from time to time after the Closing obtain, execute and deliver, or cause to be executed, and delivered to the Purchaser, all such conveyances, transfers, assignments, consents and other instruments in writing and further assurances as the Purchaser will reasonably require from the Vendor, ERC or the Covenantors, and including, without limitation, those instruments referred to in §5.2, §5.3, §5.4, §5.5, §5.6 and §5.7 of this Agreement. The Purchaser will execute and deliver to the Vendor all such agreements of assumption and other instruments in writing and further assurances as the Vendor may reasonably require from the Purchaser in order to give effect to the provisions hereof.

Vendor to Hold Property Interests in Trust

6.2            Should any property or right intended to be transferred hereunder not be transferred to the Purchaser at the Closing, the Vendor will hold such property or right as trustee in trust for and at the sole cost of the Purchaser from the Closing Date until such property or right is effectually transferred.

Mutual Assistance

6.3            In connection with the Vendor Authorizations required to be obtained hereunder by the Vendor, the Purchaser will, at its own expense, take such action as may be reasonably necessary to assist the Vendor and ERC and will provide such information as may be reasonably requested concerning the Purchaser by the Persons from whom such releases, waivers, consents and approvals are requested.

Part 7
CONDITIONS TO CLOSING

Conditions for the Purchaser's Benefit

7.1            The obligations of the Purchaser under this Agreement will be subject to the satisfaction at the times specified herein or, if no time is specified, at the Closing, of the following conditions:

(a)       the Vendor will have delivered to the Purchaser the documents required to be delivered pursuant to §8.2;

(b)       except as otherwise permitted by or provided for in this Agreement, each of the Vendor, ERC and the Covenantors will have performed and satisfied in all material respects all of the agreements, covenants, conditions and obligations on its part required by this Agreement to be performed or satisfied by it on or before the Closing Date;

(c)       no injunction or restraining order of a court or administrative tribunal of competent jurisdiction will be in effect prohibiting the transactions between the parties contemplated hereby and no action or proceeding will be pending before any such court or administrative tribunal to restrain or prohibit the transactions contemplated hereby;

(d)       the representations and warranties made herein by the Vendor and ERC will be true and correct in all material respects as of the commencement of the Closing with the same effect as though such representations and warranties had been made at such time; and

(e)       any and all regulatory approvals will have been obtained, including the Purchaser receiving all required approvals from the NYSE Amex, for the Purchaser entering into this Agreement and completing the transactions contemplated hereby.

Termination by the Purchaser

7.2            If one or more of the conditions set forth in §7.1 is not satisfied by the specified time, the Purchaser will be entitled forthwith to terminate this Agreement without liability or expense to the Purchaser.

Conditions for the Vendor' Benefit

7.3            The obligations of the Vendor under this Agreement will be subject to the satisfaction at the times specified herein or, if no time is specified, at Closing, of the following conditions:

(a)       the Purchaser will have delivered to the Vendor the documents and other items required to be delivered pursuant to §8.3;

(b)       except as otherwise permitted by or provided for in this Agreement, the Purchaser will have performed and satisfied in all material respects all of the agreements, covenants and conditions required by this Agreement to be performed or satisfied by it on or before the Closing Date;

(c)       no injunction or restraining order of a court or administrative tribunal of competent jurisdiction will be in effect prohibiting the transactions between the parties contemplated hereby and no action or proceeding will be pending before any such court or administrative tribunal to restrain or prohibit the transactions contemplated hereby;

(d)       the representations and warranties made herein by the Purchaser will be true and correct as at the commencement of the Closing with the same effect as though such representations and warranties had been made at such time;

(e)       the transaction contemplated by this Agreement will have been approved by a vote of at least two-thirds of the Vendor's shareholders; and

(f)       any and all regulatory approvals will have been obtained.

Termination by the Vendor

7.4            If one or more of the conditions set forth in §7.3 is not satisfied by the specified time the Vendor will be entitled forthwith to terminate this Agreement without liability or expense of the Vendor.

Part 8
CLOSING

Closing

8.1            Closing will take place at 10:00 a.m. (Vancouver time) on the Closing Date at the offices of the Purchaser's counsel, Lang Michener LLP, located in Vancouver, British Columbia, Canada, or such other place as the parties may agree.

Delivery of Closing Documents by the Vendor

8.2            On the Closing Date the Vendor shall deliver the following to the Purchaser:

(a)       a certificate of an appropriate officer of the Vendor acting on behalf of the Vendor, dated the Closing Date, certifying that all representations, warranties and covenants of the Vendor are true and correct in all material respects and that all matters to be observed or performed by the Vendor on or before the Closing Date have been duly observed and performed;

(b)       a certified copy of a resolution of the board of directors of the Vendor authorizing the execution and delivery of, and completion of the transactions contemplated by, this Agreement;

(c)       a certified copy of shareholders' meeting minutes of the Vendor showing that the transaction contemplated by this Agreement has been approved by a vote of two-thirds of the Vendor's shareholders;

(d)       the Release of Lien for the Collateral Transfer of Production Payment in the form of Exhibit A, duly executed by EMC;

(e)       two Release and Termination of Mining Leases for the Union Carbide Leases in the forms of Exhibit B, duly executed by the Vendor;

(f)       the Release of Lien for the Production Payment in the form of Exhibit C, duly executed by the Vendor;

(g)       the Release of Lien for STMV's obligations under the 2005 LOI in the form of Exhibit D, duly executed by ERC and EEI;

(h)       the Third Party Release of Lien for STMV's obligations under the 2005 LOI in the form of Exhibit E, duly executed by such third parties;

(i)       copies of the Consulting Agreements set forth in Exhibit F, duly executed by James T. Clark and Thomas M. Crain, Jr.;

(j)       a FIRPTA Certificate in the form of Exhibit G, duly executed by the Vendor for purposes of satisfying the Purchaser's obligations under Treasury Regulations Section 1.1445-2;

(k)       the executed Assignment of Right of Way Agreements, substantially in the form of Exhibit H, assigning and transferring to the Purchaser the Right of Way Agreements;

(l)       the executed Assignment of STMV Interest, substantially in the form of Exhibit I, assigning and transferring to the Purchaser all of its general partnership interest in STMV;

(m)       the executed Assignment of Royalty Interests, substantially in the form of Exhibit J, assigning and transferring to the Purchaser the Royalty Interests;

(n)       the executed Assignment of Vendor Leased Equipment, substantially in the form of Exhibit K, assigning and transferring to the Purchaser all of the Vendor Leased Equipment approved by the Purchaser. On or prior to Closing the Purchaser shall notify the Vendor of any Vendor Leased Equipment not approved by the Purchaser and those leases shall be excluded from the Assignment of Vendor Leased Equipment;

(o)       the executed Assignment of Mining Leases and Options, substantially in the form of Exhibit L, assigning and transferring to the Purchaser those Mining Leases and Options approved by the Purchaser. On or prior to Closing the Purchaser shall notify the Vendor of any of the Mining Leases and Options not approved by the Purchaser and those Mining Leases and Options shall be excluded from the Assignment of Mining Leases and Options;

(p)       the executed Bill of Sale, substantially in the form of Exhibit M, conveying to Purchaser all personalty included in the Purchased Assets;

(q)       the Release and Termination of Production Payment in the form attached hereto as Exhibit N duly executed by Vendor;

(r)       a current UCC search showing that the Purchased Assets are free and clear of all security interests and UCC filings, except that shown on Schedule 5.13;

(s)       a termination statement for the UCC filing shown on Schedule 5.13, duly executed by EMC;

(t)       properly endorsed Certificates of Title for all vehicles and other certificated property included in the Purchased Assets;

(u)       the Technical Data;

(v)       all additional and executed such bills of sale, transfers, assignments and other documents deemed necessary by the Purchaser to validly and effectively complete the sale, assignment, transfer, conveyance and delivery of all of the Vendor's legal and beneficial right, title, estate and interest in and to the Purchased Assets;

(w)       certified copy of such corporate resolutions as may be requested by the Purchaser executed by the board of directors and shareholders of ERC, authorizing ERC to execute the Release of Lien in respect of STMV's obligations under the 2005 LOI as set forth in Exhibit D and any other documents called for in this Agreement;

(x)       certified copy of such corporate resolutions as may be requested by the Purchaser executed by the board of directors and shareholders of EMC, authorizing EMC to execute the Release of Lien for the Collateral Transfer of Production Payment as set forth in Exhibit A and any other documents called for in this Agreement; and

(y)       such other documents as may be reasonably required to complete the transaction set out in this Agreement.

Delivery of Closing Documents by the Purchaser

8.3            On the Closing Date the Purchaser shall deliver the following to the Vendor:

(a)       a certificate of an appropriate officer of the Purchaser acting on behalf of the Purchaser, dated the Closing Date, certifying that all representations, warranties and covenants of the Purchaser are true and correct in all material respects and that all matters to be observed or performed by the Purchaser on or before the Closing Date have been duly observed and performed;

(b)       a certified copy of a resolution of the board of directors of the Purchaser authorizing the execution and delivery of, and completion of the transactions contemplated by, this Agreement;

(c)       copies of the Consulting Agreements duly executed by the Purchaser;

(d)       the Purchase Consideration Shares, registered in the name of the Vendor, and certificate(s) representing the same; and

(e)       such other documents as may be reasonably required to complete the transaction set out in this Agreement.

Concurrent Requirements

8.4            At Closing each of the parties hereto will deliver to the other such documents and make such payments of money as are required by the terms of this Agreement to be delivered or paid at the time of Closing and all matters of delivery of documents and payment of money by the parties hereto pursuant to this Agreement and the registration of all appropriate documents in all appropriate public offices of registration will be deemed to be concurrent requirements such that nothing is deemed to be completed until everything has been paid, delivered and registered with respect to the purchase and sale contemplated herein.

Part 9
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNITY

Survival of Representations and Warranties

9.1            All representations, warranties and covenants made by the Vendor, ERC, the Covenantors and the Purchaser hereunder or pursuant hereto will survive the Closing.

Indemnity

9.2            EACH OF the VENDOR and erc AGREE, JOINTLY AND SEVERALLY, TO INDEMNIFY AND SAVE the PURCHASER HARMLESS FROM ALL LOSS, DAMAGE, COSTS, ACTIONS AND SUITS ARISING OUT OF OR IN CONNECTION WITH ANY BREACH OF ANY COVENANT, REPRESENTATION OR WARRANTY MADE BY either OF THEM AND CONTAINED IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, LAWYER'S FEES AND DISBURSEMENTS), PROVIDED THAT NO CLAIM MAY BE MADE FOR AN AMOUNT LESS THAN $50,000 IN THE AGGREGATE.

9.3            The PURCHASER AGREES TO INDEMNIFY AND SAVE the VENDOR HARMLESS FROM ALL LOSS, DAMAGE, COSTS, ACTIONS AND SUITS ARISING OUT OF OR IN CONNECTION WITH ANY BREACH OF ANY COVENANT, REPRESENTATION OR WARRANTY MADE BY PURCHASER AND CONTAINED IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, LAWYER'S FEES AND DISBURSEMENTS), PROVIDED THAT NO CLAIM MAY BE MADE FOR AN AMOUNT LESS THAN $50,000 IN THE AGGREGATE.

Part 10
GENERAL

Risk of Loss

10.1          Risk of loss with respect to the Purchased Assets will remain with and on the Vendor until the Close of Business on the Closing Date.

Transaction Costs

10.2          Except where otherwise agreed to in writing, each party to this Agreement will bear its own costs and expenses of this Agreement and the transactions herein referenced regardless of whether this Agreement and such transactions close.

Waiver

10.3          The Purchaser may, at its option, waive in whole or in part any or all of the provisions herein for the benefit of the Purchaser.

Waiver by the Vendor

10.4          The Vendor may, at its option, waive in whole or in part any or all of the provisions herein for the benefit of the Vendor.

Limitation of Waiver

10.5          No waiver pursuant to §10.3 or §10.4 of the whole or any part of any provision will operate as a waiver of any other part thereof or as a waiver of any other provision.

Notice

10.6          Any notice or other communication required or permitted to be given hereunder or for the purposes hereof will be sufficiently given if delivered to the party to whom it is given or sent by means of electronic transmission addressed to such party:

If to the Purchaser at:

Uranium Energy Corp.
9801 Anderson Mill Road, Suite 230
Austin, Texas 78750
Attention: Mr. Amir Adnani, President and CEO
Fax:  (512) 233-2531;

With a copy to:

Lang Michener LLP
Royal Centre, 1055 West Georgia Street, Suite 1500
Vancouver, B.C., Canada V6E 4N7
Attention: Mr. Thomas Deutsch
Fax:  (604) 893-2679;

If to the Vendor at:

Everest Exploration, Inc.
P.O. Box 1339
Corpus Christi, Texas 78403
Attention:  Mr. James T. Clark, President

If to ERC at:

Everest Resource Company
P.O. Box 1339
Corpus Christi, Texas 78403
Attention:  Mr. James T. Clark

If to James T. Clark at:

James T. Clark
P.O. Box 1339
Corpus Christi, Texas 78403; and

If to Thomas M. Crain, Jr. at:

Thomas M. Crain, Jr.
P.O. Box 1339
Corpus Christi, Texas 78403;

or at such other address or number as the party to whom such notice or other communication is to be given has last notified the party giving the same in the manner provided in this §10.6. Any notice or other communication which is delivered or sent by means of electronic transmission will be deemed to have been given and received on the day after it is delivered or transmitted, provided that if such day is not a Business Day, the notice or other communication will be deemed to have been given and received on the next Business Day following such day.

Time

10.7          Time is of the essence hereof.

Assignment

10.8          Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of each party to this Agreement. Notwithstanding the foregoing, the Purchaser may at anytime, at its sole and absolute discretion and without the prior approval of the other parties, assign and transfer its interests herein to any wholly-owned subsidiary of the Purchaser subject, at all times, to the requirement that any such subsidiary remain wholly-owned by the Purchaser failing which any such interests must be immediately transferred back to Purchaser; and, provided further, that any transfer of all or any part of the Purchaser's interests herein to its wholly-owned subsidiary shall be accompanied by the written agreement of any such subsidiary to assume the obligations of the Purchaser and to be bound by the terms and conditions hereof and thereof.

Enurement

10.9          This Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

Third Party Beneficiaries

10.10          This Agreement is not intended to, and shall not, create any rights in or confer any benefits upon any person other than the parties hereto.

Severability

10.11        If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

Entire Agreement

10.12        This Agreement and the Schedules and Exhibits attached hereto set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all previous agreements and understandings, oral or written, among the parties or their respective representatives with respect to the matters herein and may not be modified or amended except by written agreement signed by the parties to be bound thereby.

Counterparts

10.13        This Agreement may be executed in counterparts, each of which shall constitute an original and each of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have duly executed these presents as of the day and year first above written.

EVEREST EXPLORATION, INC. /s/ James T. Clark Name: James T. Clark Title: President
EVEREST RESOURCE COMPANY /s/ James T. Clark Name: James T. Clark Title: President
JAMES T. CLARK /s/ James T. Clark
THOMAS M. CRAIN, JR. /s/ Thomas M. Crain, Jr.
URANIUM ENERGY CORP. /s/ Amir Adnani Name: Amir Adnani Title: President and CEO

__________

SCHEDULES TO THE ASSET PURCHASE AGREEMENT

Between Everest Exploration, Inc. and Uranium Energy Corp.

            The following schedules are provided pursuant to the Asset Purchase Agreement entered into as of November 23, 2009 (the "Agreement") between Everest Exploration, Inc. (the "Vendor"), a Texas corporation, and Uranium Energy Corp. (the "Purchaser"), a Nevada Corporation.

            Capitalized terms used and not otherwise defined herein have the meaning ascribed to such terms in the Agreement.

            These Schedules (as implemented or amended from the Execution Date through the Closing Date) are qualified by reference to the Agreement and should be read in their entirety. These Schedules are subject to the following terms and conditions:

  The fact that any item of information is disclosed in any section of these Schedules may not be construed to mean that such disclosure is required by the Agreement or that such item is "material," would or would reasonably be expected to have a Material Adverse Effect, or is or was outside of the Ordinary Course of Business for purposes of the Agreement or otherwise.

  The parties may, at their option, include in the Schedules items that are not material in order to avoid any misunderstanding, and such inclusion, or any references to dollar amounts, will not be deemed to be an acknowledgement or representation that such items are material, to establish any standard of materiality, or to define further the meaning of such terms for purposes of this Agreement.

  These Schedules and the information and disclosures contained herein are intended only to qualify and limit the representations, warranties and covenants contained in the Agreement and will not be deemed to expand in any way the scope or effect of any such representations, warranties or covenants.

  Any reference in these Schedules to a contract, statement, plan, report or other document of any kind will be deemed to refer to all the provisions thereof and to include any and all exhibits, schedules and other attachments thereto.

  Whenever any matter is disclosed in any section of these Schedules in such a way that its relevance to any non-corresponding section of the Agreement is reasonably apparent, such matter will be deemed to have been disclosed for the purposes of such other section, notwithstanding the omission of any appropriate cross-reference thereto.

  The headings and subheadings contained in these Schedules are for descriptive purposes and convenience of reference only and have no substantive effect.

__________

Schedule 1.1(aa)

EXCLUDED ASSETS

	Item	Ownership/Title	Title Status
1.	Radiation Safety Assoc URSA-II MCA	Everest Resource Company	owned
2.	Ludlum 44-11	Everest Resource Company	owned
3.	Lead Shield	Everest Resource Company	owned
4.	HP Printer	Everest Resource Company	owned
5.	Lexmark Printer	Everest Resource Company	owned
6.	DeWalt Handtools	Everest Resource Company	owned
7.	Trimble Geo XT+case+assessory	Everest Resource Company	owned
8.	JD Star GPS light bar	Everest Resource Company	owned
9.	Rigid Air compressors + Honda engine	Everest Resource Company	owned
10.	Utility Tool Trailer + air compressor	Everest Resource Company	owned
11.	hand tools	Everest Resource Company	owned
12.	acteylene torch	Everest Resource Company	owned
13.	6KW generator + trailer	Everest Resource Company	owned
14.	John Deere 4240 tractor	Everest Resource Company	owned
15.	John Deere 709 Shredder	Everest Resource Company	owned
16.	Kubota RTV 900 + Geoprobe	Everest Resource Company	owned
17.	CAT MT 535 Challenger Tractor	Everest Resource Company	owned
18.	CMI RS-500	Everest Resource Company	owned
19.	16' Big Tex Utility Trailer	Everest Resource Company	owned
20.	27' Longhorn Gooseneck Trailer	Everest Resource Company	owned
21.	4 upright fuel tanks	Everest Resource Company	owned
22.	transfer pump	Everest Resource Company	owned
23.	Storage container 10' x 20'	Everest Resource Company	owned
24.	Desktop Dell PC with Dual Monitors	Everest Resource Company	owned
25.	Dell laptop + extra 15" monitor	Everest Resource Company	owned
26.	Ludlum 3030	Everest Resource Company	owned
27.	Ludlum 2241-3 w/RS232	Everest Resource Company	owned
28.	Ludlum 44-10	Everest Resource Company	owned
29.	Ludlum 43-5	Everest Resource Company	owned
30.	Ludlum 2241-3 (extra) w/RS232	Everest Resource Company	owned
31.	Ludlum 2241-2 w/RS232	Everest Resource Company	owned
32.	Ludlum 44-10	Everest Resource Company	owned
33.	10' x 20' Building Skid Mounted	James T. Clark	owned
34.	portable bldg 5' x 8'	James T. Clark	owned
35.	John Deere 6x4 Gator	James T. Clark	owned
36.	Offset Disk	Schmidt Land Services	loaner
37.	Ludlum 3030E	STMV	loaner
38.	Ludlum 2241 w/beta probe	STMV	loaner
39.	Ludlum Model 3 + 44-40 probe	STMV	loaner
40.	Ludlum 2241 + 43-5 probe	STMV	loaner
41.	Trimble Geo XH+case+assessory	STMV	loaner
42.	Sample Auger kit	STMV	loaner
43.	Trimble Geo XT+case+assessory	Western Data Systems	loaner
44.	3 tables	Everest Minerals Corporation	owned
45.	Drafting table	Everest Minerals Corporation	owned
46.	CAT D6N Dozer	Holt Cat	Leased
47.	CAT 120 Motor grader	Holt Cat	Rental
48.	CAT 330 CL Excavator	Holt Cat	Leased
49.	CAT 330 CL Excavator	Holt Cat	Leased

__________

Schedule 1.1(pp)(i)

PERMITTED ENCUMBRANCES

Permitted Encumbrances for the STMV Interest:

Those items listed in Schedule 4.1(f)(ii) attached to this Agreement.

Permitted Encumbrances for Vendor Owned Equipment:

None.

Permitted Encumbrances for Mining Leases and Options:

Those items listed in Schedule 4.1(j)(ii) attached to this Agreement.

Permitted Encumbrances for Rights of Way Agreements:

None.

Permitted Encumbrances for Royalty Interests

None.

__________

Schedule 3.1

LIABILITIES OF THE VENDOR

  The Vendor's liabilities and obligations as of the Closing Date and accruing thereafter under the South Texas Mining Venture, L.P.P. Joint Venture Agreement executed January 6, 2006 by and between URN South Texas Project, Ltd. and the Vendor, including but not limited to the Vendor's Closing Date obligations and liabilities as a partner in STMV and any obligation of the Vendor to make additional capital contributions to STMV.

  The Vendor's liabilities and obligations on the Closing Date and accruing thereafter under the provisions of that certain Mining and Operating Agreement, dated January 6, 2006, among URN South Texas Project Ltd., STMV, the Vendor and ERC, as amended.

  The Vendor's reclamation obligations in respect of the MLUP, as of the Closing Date and accruing thereafter.

  The Vendor's reclamation obligations in respect of the TUP, as of the Closing Date and accruing thereafter.

  The Vendor's liabilities and obligations as of the Closing Date and accruing thereafter in respect of the Vendor Permits, including the Radioactive Materials License R03626.

  The Vendor's liabilities and obligations under the Vendor Leased Equipment, accruing from and after the Closing Date.

__________

Schedule 4.1(f)(ii)

EXCEPTIONS TO THE STMV INTEREST

1.          The STMV Interest is subject to the transfer restrictions set forth in Article 9 of the South Texas Mining Venture, L.P.P. Joint Venture Agreement executed January 6, 2006 by and between URN South Texas Project, Ltd. and the Vendor, and the withdrawal, winding up and liquidation provisions of Article 9 thereof.

2.          The STMV Interest is subject to a security interest granted pursuant to this Agreement securing repayment, if necessary, of the Initial Cash Payment.

__________

Schedule 4.1(h)

LITIGATION

  The Vendor's subsidiary, Everest Environmental Services Corporation, is plaintiff in a lawsuit against Naithsmith Engineering Inc. regarding collection matters.

  The Vendor is a party to TCEQ enforcement action and Agreed Order #A9826-876-2007 relating to RML No. R03626. On September 14, 2009, the TCEQ issued a demand for the probated fine of $15.750.00 for missing the deadline for the reclamation of the final well field at the Mt. Lucas site. In accordance with the TCEQ email of October 13, 2009 from Barham Richard to Derek Seal, the TCEQ has agreed to accept monthly payment of the fine over a 12 month period, beginning with the October 14, 2009 payment of $1.318.00.

__________

Schedule 4.1(i)(i)

VENDOR EQUIPMENT

Vendor Owned Equipment:
Item	Ownership/Title	Title Status
Ludlum 2221	Everest Exploration, Inc.	owned
Ludlum 44-10	Everest Exploration, Inc.	owned
Canon camera	Everest Exploration, Inc.	owned
Sources	Everest Exploration, Inc.	owned
Chainsaw	Everest Exploration, Inc.	owned
John Deere 4850 tractor	Everest Exploration, Inc.	owned
Reynolds 14 CYD Scraper	Everest Exploration, Inc.	owned
Orthman 7.5 CYD Scraper	Everest Exploration, Inc.	owned
Wildcat TS616 Turner	Everest Exploration, Inc.	owned
CASE 590 Backhoe	Everest Exploration, Inc.	owned
Trailer mounted fuel tank	Everest Exploration, Inc.	owned
Trash pump	Everest Exploration, Inc.	owned
Maintenance Bldg	Everest Exploration, Inc.	owned

Vendor Leased Equipment:

Item	Ownership/Title	Title Status
Portable Restroom	Mike's Septic Service	Rental
Acetylene and Oxygen Tanks	Aigas Southwest, Inc.	Rental
Welding Trailer Shop Built ser# RDG1 Includes Miller Legend 302 wlder ser#LG076047	STMV	Leased
Vermeer Chipper Model #BC1800XL Ser # 1VRY131Z361001399	STMV	Leased
CAT Telehandler Forklift TH360B S/N SLE047773	STMV	Leased

Schedule 4.1(j)(ii)

MINING LEASES AND OPTIONS

Mt. Lucas Leasehold:

1.        Mining Lease dated October 16, 1969, from Holman Cartwright et al (Lease No. 9797).

2.        Memorandum of Mining Lease dated October 16, 1969, from Holman Cartwright et al, recorded in Vol. 80, Pg. 64, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

3.        Amendment of Mining Lease dated October 10, 1975, from Holman Cartwright et al, recorded in Vol. 115, Pg. 343, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

4.        Memorandum of Mining Lease Amendment dated November 7, 1980, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 196, Pg. 58, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

5.        Memorandum of Mining Lease Amendment dated July 2, 1980, effective December 20, 1978, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 190, Pg. 270, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

6.        Assignment dated February 23, 1981, effective February 28, 1981, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 212, Pg. 95, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

7.        Mining Lease Option dated July 24, 1979, from Holman Cartwright et al (Lease No. 9798).

8.        Memorandum of Mining Lease Option dated July 24, 1979, from Holman Cartwright et al, recorded in Vol. 190, Pg. 260, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

9.        Ratification of Restatement of Mining Lease dated May 1, 1984, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 265, Pg. 192, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

10.      Assignment dated June 30, 1983, from Kaneb Services, Inc. and Texas Energy Services, Inc. to Everest Exploration, Inc., recorded in Vol. 260, Pg. 360, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

11.      Assignment dated February 24, 1988, effective July 24, 1979, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 324, Pg. 393, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

Mt. Lucas-Cartwright Leasehold:

  Mining Lease dated October 16, 1969, from Holman Cartwright et al (Lease No. 9796).

  Memorandum of Mining Lease dated October 16, 1969, from Holman Cartwright et al, recorded in Vol. 80, Pg. 60, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Amendment of Mining Lease dated October 10, 1975, recorded in Vol. 115, Pg. 338, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Amendment of Mining Lease dated October 20, 1978, unrecorded (Lease No's 9796 and 9797).

  Assignment of Mineral Leases dated January 23, 1976, but effective October 15, 1974, from Atlantic Richfield Company to Enserch Exploration, Inc., recorded in Vol. 122, Pg. 139, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas (Lease No's 9796 and 9797).

  Memorandum of Assignment dated June 9, 1980, but effective April 26, 1979, from Atlantic Richfield Company to Enserch, recorded in Vol. 258, Pg. 92, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Memorandum of Mining Lease Amendment dated July 2, 1980, effective December 20, 1978, between Holman Cartwright et al and Atlantic Richfield Company, recorded in Vol. 190, Pg. 274, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Memorandum of Mining Lease Amendment dated November 7, 1980, between Holman Cartwright et al and Atlantic Richfield Company, recorded in Vol. 196, Pg. 54, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Assignment dated December 8, 1982, from Atlantic Richfield Company to Everest and Everest's successors, recorded in Vol. 261, Pg. 438, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Assignment dated February 23, 1981, effective February 28, 1981, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 212, Pg. 93, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

  Assignment dated April 13, 1984, effective December 8, 1982, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 263, Pg. 341, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas (Lease No's 9796 and 9797).

Tex-One Leasehold:

  Mining Lease dated October 8, 1979, from Harry J. Schulz et al (Lease No. 1179-01).

  Notice of Mining Lease dated October 8, 1979, from Harry J. Schulz et al, recorded Vol. 503, Pg. 64, in the Official Records of Karnes County, Texas.

  Amendment dated November 13, 1986, from Harry J. Schulz et al, recorded in Vol. 567, Pg. 748, in the Official Records of Karnes County, Texas.

  Amendment dated August 26, 1986, from Harry J. Schulz et al, recorded in Vol. 567, Pg. 752, in the Official Records of Karnes County, Texas.

  Assignment effective September 7, 1984, from Texaco Inc. to Everest Minerals Corporation, recorded in Vol. 548, Pg. 178, in the Official Records of Karnes County, Texas.

  Uranium and Mineral Lease dated September 4, 1986, from Mary Hickok, recorded in Vol. 565, Pg. 693, Karnes County, Texas (Lease No.'s 1179-01 and 1179-02).

  Assignment effective September 7, 1984, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 578, Pg. 135, in the Official Records of Karnes County, Texas.

  Option Agreement dated January 31, 1978, from Tom Kolodziejczyk et al.

  Memorandum of Option dated January 31, 1978, from Tom Kolodziejczyk et al, recorded in Vol. 474, Pg. 356, in the Official Records of Karnes County, Texas.

  Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al (Lease No. 21169).

  Memorandum of Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al, recorded in Vol. 486, Pg. 592, in the Official Records of Karnes County, Texas.

  Rental & Ratification Agreement dated January 15, 1979, from Tom Kolodziejczyk et al.

  Agreement dated August 16, 1984, by and between Texaco Inc. and Everest Minerals Corporation, to acquire their leasehold interest.

  Assignment effective September 7, 1984, from Texaco Inc. to Everest Minerals Corporation, recorded in Vol. 548, Pg. 126, in the Official Records of Karnes County, Texas.

  Assignment effective September 7, 1984, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 578, Pg. 135, in the Official Records of Karnes County, Texas.

  Lease No. 21169 - Withdrawal Acreage Payments under Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al.

__________

Schedule 4.1(k)(i)

MATERIAL CONTRACTS

  Trust Agreement dated June 26, 2009 by and between the Vendor as Grantor and Wells Fargo Bank, N.A. as Trustee for the benefit of the Texas TCEQ, relating to Radioactive Materials License L03626.

  Trust Agreement dated August 31, 1993 by and between the Vendor as Grantor and Wells Fargo Bank, N.A. as Trustee for the benefit of the TCEQ, relating to Class I UIC Permit - Waste Disposal Well WDW168.

  The South Texas Mining Venture, L.P.P Joint Venture Agreement executed January 6, 2006 by and between URN South Texas Project, Ltd. and Everest Exploration, Inc.

  Mining and Operating Agreement, dated January 6, 2006 by and between URN South Texas Project, Ltd., South Texas Mining Venture, L.L.P., Everest Exploration, Inc., Everest Resource Company, as amended by that certain Supplement and Extension to Mining and Operating Agreement dated May 1, 2006 and that certain Second Supplement and Amendment to Mining and Operating Agreement dated September 20, 2006 and that certain Third Supplement and Amendment to Mining and Operating Agreement dated December 2, 2008.

  Promissory Note dated May 15, 2009, in the cost of $750,000.00 by Vendor as Maker to EMC as payee, secured by the Production Payment, which will be released, terminated or paid in full at Closing.

__________

Schedule 4.1(k)(ii)

EXCEPTIONS TO MATERIAL CONTRACTS

  STMV has asserted a contribution obligation of the Vendor under the STMV Agreement, which the Vendor disputes.

  STMV has not accounted to the Vendor in respect of partnership operations, including the provision of operating budgets and financial statements.

__________

Schedule 4.1(l)

RIGHT OF WAY AGREEMENTS

  Right of Way Agreement dated February 8, 2007, from Valerian S. Foegelle and Sally P. Foegelle to Everest Exploration, Inc., a Texas corporation, granting one or more pipeline easements across 33.13 acres, in Karnes County to be used in connection with the Hobson Plant, recorded in the Volume 849, Page 63 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 18, 1987, from Billy C. Whitfield and wife, Carolyn N. Whitfield, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 848 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 28, 1987, from L. F. Pustejovsky and wife, Dorothy Pustejovsky and F. J. Pustejovsky to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 851 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 28, 1987, from Florence Bodine, Allie Glen Stoeltje, and Velma Sedberry, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 569, Page 26 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 18, 1987, from Vincent Swierc and wife, Lucy Swierc, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 854 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Unrecorded Right of Way Agreement granted February 27, 1987, by Karnes County Commissioner for Everest Minerals Corporation to Cross County Road in Precinct #2, Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

__________

Schedule 4.1(m)

ROYALTY INTERESTS

  Royalty Deed dated January 17, 1984 from John Tweed Hannah to Everest Minerals Corporation recorded in Volume 258, Page 309 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 17, 1984 from David Hannah, Jr. to Everest Minerals Corporation recorded in Volume 258, Page 185 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 20, 1984 from Heather H. Beadle to Everest Minerals Corporation recorded in Volume 258, Page 321 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 14, 1984 from Janet H. Eskridge to Everest Minerals Corporation recorded in Volume 258, Page 312 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 17, 1984 from David Hannah, III to Everest Minerals Corporation recorded in Volume 258, Page 318 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 23, 1984 from Glen H. Cole to Everest Minerals Corporation recorded in Volume 259, Page 43 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 20, 1984 from Mary Lou Johnson Cox to Everest Minerals Corporation recorded in Volume 259, Page 40 of the Oil, Gas and Mineral Lease record of Live Oak County, Texas;

  Royalty Deed dated February 24, 1984 from Betty Ann Smith Doremus to Everest Minerals Corporation recorded in Volume 260, Page 340 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated February 24, 1984 from Kenneth E. Johnson to Everest Minerals Corporation recorded in Volume 261, Page 148 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated February 27, 1984 from Shirley Harding Crosswell, et al to Everest Minerals Corporation recorded in Volume 261, Page 430 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated March 22, 1984 from H. M. Crossfield, Jr. to Everest Minerals Corporation recorded in Volume 261, Page 435 of the Oil, Gas and Mineral Records of Live Oak County, Texas; and

  All of the above-described Royalty Interests were assigned to Everest Exploration Inc. by Assignment dated April 13, 1984, and recorded in Volume 263, Page 343 of the Oil, Gas and Mineral Records of Live Oak County, Texas.

__________

Schedule 4.1(n)(i)

PERMITS

Permits in the Name of the Vendor:
Location	Type	Name/Number	Status	Issuing Agency
Hobson	Class I UIC	Waste Disposal Well WDW168	Active (in Timely Renewal)	TCEQ
Hobson	Air Permit Exemption	Permit by Rule Registration No. 83436	Active	TCEQ
Hobson	Landfill Registration	Solid Waste Registration No.00023903	Active	TCEQ
Hobson	Radioactive Materials License	L03626 Amendment No. 15	Active (in Timely Renewal)	TCEQ

Notes:

1.          The Vendor has filed an application for a Class I UIC Waste Disposal Well (WDW425) with the TCEQ.

__________

Schedule 4.1(n)(ii)

EXCEPTIONS TO PERMITS

  TCEQ enforcement action and Agreed Order #A9826-876-2007 relating to Radioactive Materials License L03626.

  Pursuant to the Mining and Operating Agreement dated January 6, 2006, STMV assumes restoration obligations for the Hobson Project, and the Vendor covenants to perform restoration and reclamation obligations with respect to the TUP and the MLUP. The Vendor has postponed performance of its restoration and reclamation obligations by obtaining extensions to the Agreed Order from TCEQ.

  EEI received correspondence dated December 19, 2008 from TCEQ in connection with the Acknowledgment of Receipt and Agreement of the Extension of Agreed Order #A9826-876-2007 setting forth a specific decommissioning timeline with respect to the Hobson Project, Tex-1 Project and Mt. Lucas Project. This correspondence and extension from TCEQ indicated that TCEQ will not allow further extensions of the decommissioning timeline.

Location	Permit/License	Entity	Date	Issue
Hobson	L03626 Amendment No. 13	Vendor	Jun-08

A disgruntled employee complaint filed with the TCEQ. On Nov 24, 2008 and Dec. 11, 2008 TCEQ conducted an onsite investigation into complaint. On January 19, 2009 a report was issued that identified 4 license violations. One violation was remedied at the time of the inspection and one was subsequently rescinded by the TCEQ. Procedures have been adopted to prevent a reoccurrence of the remaining two violations.

			15-Dec-08	TCEQ annual inspection of Radioactive Material License at the closeout meeting the inspector indicated one possible NOV but no official report received to date
			17-Dec-08	Annual ALARA audit conducted no violations identified but several areas of concern identified.
Hobson	WDW-168	Vendor	14-Jun-07	NOV for failure to measure and record fluid specific gravity in February 2007
			Ongoing	Quarterly Reports of Injection to TCEQ contain disclosure of operating condition exceptions

__________

Schedule 4.1(p)

OUTSTANDING WORK

Outstanding work related to TUP:

  Vendor has submitted a closure report to the TCEQ. The TCEQ has conducted their verification survey and found 2 discrete areas in well field 1-4 that exceeded release criteria. Vendor has conducted subsequent reclamation of the two areas and has re-sampled the areas.

Outstanding work related to MLUP:

  Vendor has submitted closure reports for 16 of the well fields located at the MLUP site. Vendor is awaiting laboratory results for soil samples taken in the last submittal, the E well field. Once sample results are received, they will need to be forwarded to the TCEQ.

  Vendor is currently reclaiming the Phase I irrigation field and is performing ex-situhomogenization reclamation on the field. To date about 40% of the field has been homogenized.

  Preliminary surveys have been conducted on the concrete process pad of the east pant.

  Preliminary surveys have been conducted on the two radium removal ponds at the east plant.

  By-product material has been placed in super sacks and stored at the east plant awaiting disposal at a licensed disposal site.

__________

Schedule 4.1(q)

ENVIRONMENTAL MATTERS

            Reference is made to the items described in Schedule 4.1(n)(ii) - Exceptions to Permits.

__________

Schedule 4.1(r)(i)

SHARE RESTRICTIONS

            The Shares will be restricted from resale in the United States for a period of six months from the date of issuance on the Closing Date and then may be sold in accordance with the provisions of Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Act"). In that regard all Share certificates issued by the Purchaser to the Vendor will be stamped with the following legends restricting transfer in the following manner:

"These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."

"Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade."

            In this regard the Purchaser will assist the Vendor in effecting any resales of the Shares under the Act in accordance with Rule 144.

__________

Schedule 4.3(a)(ii)

EXCEPTIONS TO ASSIGNMENTS OF ERC LEASES

1.           Reservations of overriding royalty interests in Assignments of ERC Leases.

2.           Production Payment, which will be released and terminated at Closing.

__________

Schedule 5.8

HOLT CAT EQUIPMENT

	Item	Ownership/Title	Title Status
1.	CAT D6N Dozer	Holt Cat	Leased
2.	CAT 120 Motor grader	Holt Cat	Rental
3.	CAT 330 CL Excavator	Holt Cat	Leased
4.	CAT 330 CL Excavator	Holt Cat	Leased

__________

Schedule 5.12

PURCHASED ASSETS SUBJECT TO SECURITY

1.           The STMV Interest.

2.           The Vendor Owned Equipment.

__________

Schedule 5.16

UCC FILINGS AND LIENS

  Financing Statement, Filing Number 09-0014000610, filed May 18, 2009, by Vendor as Debtor and EMC as Secured Party.

__________

Exhibit A

Form of Release of Lien for the Collateral
Transfer of Production Payment

Refer to the materials attached hereto.

__________

RELEASE OF LIEN

STATE OF TEXAS COUNTY OF KARNES	§ § §

Date:	_____________ __, 2009
Holder of Liens:	Everest Minerals Corporation ("EMC") a Texas corporation
Payment Obligation:
Date:	May 15, 2009
Amount:	$750,000.00
Obligor:	Everest Exploration, Inc. ("EEI")
Obligee:	EMC
Payment Obligation Is Described in the Following Documents:	Note (Secured by Collateral Transfer of Production Payments) dated May 15, 2009 by and between EMC and EEI (the "Note")
Liens Are Described in the Following Documents:

Collateral Transfer of Production Payments from EEI as Debtor to EMC as Assignee, recorded as Document No. 00083304, Volume 898, Page 473 of the Official Records of Karnes County, Texas (the "Collateral Transfer Lien")

Production Payment:

EEI's interests in a "Production Payment," as described in a Special Warranty Deed with Vendor's Lien dated January 6, 2006 from EEI as Grantor to South Texas Mining Venture, L.L.P. as Grantee, recorded as Document No. 00070892, Volume 828, Page 453 of the Official Records of Karnes County, Texas

Property:	The "Property" described in the Special Warranty Deed and also described in Exhibit A attached hereto and made a part hereof.

            EMC covenants and agrees that (a) it is the sole owner and holder of the Note and all liens securing the Note, (b) the Collateral Transfer Lien is the only lien securing the Note, (c) the Note has been paid in full or otherwise satisfied, and (d) there is no further obligation of any party to pay any sums under the Note or the Collateral Transfer Lien to EMC.

            For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned (a) has released and discharged, and by these presents does hereby release and discharge the Collateral Transfer Lien, (b) has released and discharged, and by these presents does hereby release and discharge the Production Payment and the Property, from all liens held by the undersigned regarding the Property and the Production Payment, without regard to how they were created or evidenced, including without limitation the liens described in the instrument(s) referenced above, and (c) has released and discharged, and by these presents does hereby release and discharge, any and all liens held by the undersigned that secured the Payment Obligation, without regard to how they were created or evidenced and irrespective of whether they are described specifically herein.

            The undersigned expressly releases all present and future rights to establish or enforce the lien or liens as security for the payment of any future or other advances.

            When the context requires, singular nouns and pronouns include the plural.

EVEREST MINERALS CORPORATION a Texas corporation By: ______________________________________ James T. Clark, President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on _________ __, 2009, by James T. Clark, President of Everest Minerals Corporation, a Texas corporation, on behalf of said corporation.

___________________________________
Notary Public, State of Texas

After recording, please return to:

Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF PROPERTY

            1.           That certain real property located in Karnes County, Texas more fully described below (the "Land");

            2.           That certain uranium processing facility on the Land (the "Hobson Plant") and all improvements, fixtures, equipment and personal property situated thereon (the "Improvements"); and

            3.           The benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining to the Land and Improvements.

Metes and Bounds Description of the Land:

The Hobson Plant Facility:

            7.286 acres of land out of a 156 acre tract of land as described in Volume 165, Page 448, Deed Records, Karnes County, Texas. This 7.286 acre tract also being located within the Erasmo Seguin Survey, A-10, Karnes County, Texas.

            This 7.286 acre tract of land is more particularly described by metes and bounds as follows:

            Beginning at a point in the west right of way line of FM Highway 81 for the southeast corner of this tract from which the southeast corner of said 156 acre tract bears South 01° East 38' 51" West, 3439.34 feet;

            Thence North 88° East 14' 01" West, generally with a fence and with the south line of this tract, at 0.43 feet pass a corner fence post in all a distance of 627.16 feet to a corner fence post found for the southwest corner of this tract from which a found 5/8" iron rod bears North 09° East 00' 15" East, 0.48 feet;

            Thence North 01° East 45' 18" East, generally with a fence and with the west line of this tract, 495.00 feet to a corner fence post found at the northwest corner of this tract from which a found 5/8" iron rod bears South 55° East 40' 51" West, 0.65 feet;

            Thence North 89° East 40' 15" East, generally with a fence and with the north line of this tract, 626.62 feet to a corner fence post found in the west right of way line of said FM Highway 81 for the northeast corner of this tract;

            Thence South 01° East 38' 51" West, generally with a fence and with the west right of way line of said FM Highway 81, at 82.30 feet pass a found 5/8" iron rod, at 517.31 feet pass a found 5/8" iron rod, in all a distance of 517.92 feet to the point of beginning and containing 7.286 acres of land, more or less.

The WDW-168 Deep Waste Disposal Well:

            Field Notes of a 10.30 acre tract of land out of an 145.50 acre tract of land conveyed from Julius Radke, et ux, to H.L. Kunkel by deed dated June 16, 1928, and recorded in Volume 83, Page 346 of the Deed Records of Karnes County, Texas;

            Said 10.30 acre tract is comprised of a portion of the Don Erasmo Seguin Grant, Abstract 10, is situated in Karnes County, Texas, approximately 2-1/2 miles southwest of the town of Falls City, and is described by metes and bounds as follows:

            Beginning at a point in the south right-of-way line of a 40ft. County Road, for the northeast corner of said 145.50 acre tract and the northeast corner of this tract;

            Thence S 02° 39' 00" W along the east line of said 145.50 acre tract and the east line of this tract, a distance of 628.47 feet to a point for the southeast corner of this tract;

            Thence N 87° 35' 04" W along the south line of this tract, a distance of 561.66 feet to a point for the southwest corner of this tract;

            Thence N 06° 12' 09" W along the west line of this tract, a distance of 834.70 feet to a point in the south right-of-way line of said 40 foot County Road and the north line of said 145.50 acre tract, for the northwest corner of this tract;

            Thence S 71° 39' 00" E along the south line of a 40 foot County Road, the north line of said 145.50 acre tract, and the north line of this tract, a distance of 716.86 feet to the place of beginning, containing 10.30 acres of land, more or less, subject to all easements of record.

Swap Tract:

            A one-half (1/2) undivided interest in a 12.00 acre tract of land out of an 145.50 acre tract of land conveyed from Julius Radke, et ux, to H.L. Kunkel by deed dated June 16, 1928, and recorded in Volume 83, Page 346 of the Deed Records of Karnes County, Texas;

            Said 12.00 acre tract is comprised of a portion of the Don Erasmo Seguin Grant, Abstract 10, is situated in Karnes County, Texas, approximately 2-1/2 miles southwest of the town of Falls City, and is described by metes and bounds as follows:

            Commencing at a point in the south right-of-way line of a 40ft. County Road and at the northeast corner of said 145.50 acre tract;

            Thence S 02 39' 00" W along the east line of said 145.50 acre tract, a distance of 1596.03 feet to a point for the PLACE OF BEGINNING and northeast corner of this tract;

            Thence S 02 39' 00" W continuing along the east line of said 145.50 acre tract and along the east line of this tract, a distance of 809.11 feet to a point for the southeast corner of said 145.50 acre tract and the southeast corner of this tract;

            Thence N 72 45' 00" W along the south line of said 145.50 acre tract and the south line of this tract, a distance of 669.96 feet to a point for the southwest corner of this tract;

            Thence N 02 39' 00" E along the west line of this tract, a distance of 809.11 feet to a point for the northwest corner of this tract;

                        Thence S 72 45' 00" E along the north line of this tract, a distance of 669.96 feet to the PLACE OF BEGINNING containing 12.00 acres of land, more or less, subject to all easements of record.

Exhibit B

FormS of Release and Termination of Mining Leases
for the Union Carbide Leases

Refer to the materials attached hereto.

__________

STATE OF TEXAS COUNTY OF DUVAL	§ § §

RELEASE AND TERMINATION OF MINING LEASE

            This Release of Mining Lease is executed by Everest Exploration, Inc., a Texas corporation, as of the _____ day of ________________, 2009.

RECITALS

            A.          Reference is made to the Lease (herein called the "Lease") dated March 15, 1968, between Luis De Hoyos and wife, Sulema G. De Hoyos, acting on their own behalf and for and on behalf of Emily Singer McLeod, a widow, Frances Cray McCarthy, wife of Spencer McCarthy, Individually and as Independent Executrix and Sole Devisee of the Estate of Bertha Singer Cray, Robert C. Singer, Jr., Ora Ellen Singer, a widow, Individually and as Independent Executrix and Sole Devisee of the Estate of Norman W. Singer, Isaac M. Singer, Richard A. Wilkinson, Marie Wilkinson Tickel, wife of W.E. Tickel, and Lillian Kotara, formerly know as Lillian Wernli, wife of Henry J. Kotara, pursuant to the terms of that certain deed from the Estate of William Singer to said Luis de Hoyos and wife Sulema G. De Hoyos, dated June 22, 1948 and recorded in Volume 61, Page 285, of the Duval County Deed Records, (hereinafater collectively called "Lessors"), and Union Carbide Corporation, as Lessee, covering 3176 acres of land in Duval County, Texas, as more particularly described therein (the "Leased Premises") and recorded in Volume 199, Page 448 of the Oil and Gas Lease Records of Duval County, Texas, said Lease having been assigned to Everest Exploration, Inc. by Assignment dated January 11, 2000, from Rio Grande Resources Corporation and recorded in Volume 283, Page 88 of the Official Records of Duval County, Texas,.

AGREEMENT

            Now, therefore, for good and valuable consideration received by the undersigned, Everest Exploration, Inc. ("EEI"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403, hereby releases, relinquishes, surrenders and terminates the above-described Lease and pursuant to Paragraph 13 of the Lease (and, if necessary for purposes of terminating the Lease) does hereby quit claim to the Lessors named in the Lease, their heirs, successors and assigns, all of EEI's right, title and interest in and to the Leased Premises, as more particularly described in the Lease.

            Executed as of the ____ day of _________________, 2009.

Everest Exploration, Inc.
a Texas corporation

By:     _______________________________
            Name:  James T. Clark
            Title:    President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on the ______ day of ____________________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________________
Notary Public, State of Texas

__________________________________________
Notary's Printed Name

My Commission Expires:      __________________

STATE OF TEXAS COUNTY OF DUVAL	§ § §

RELEASE AND TERMINATION OF MINING LEASE

            This Release of Mining Lease is executed by Everest Exploration, Inc., a Texas corporation, as of the _____ day of ________________, 2009.

RECITALS

            A.       Reference is made to the Lease (herein called the "Lease") dated December 1, 1967, between Guaranty National Bank and Trust of Corpus Christi, Texas, Trustee, under the Will of Jane Schallert, Deceased (hereinafter called "Lessor"), and Union Carbide Corporation, as Lessee, covering 3100.64 acres of land in Duval County, Texas, as more particularly described therein (the "Leased Premises") and recorded in Volume 197, Page 232 of the Oil and Gas Lease Records of Duval County, Texas, said Lease having been assigned to Everest Exploration, Inc. by Assignment dated January 11, 2000, from Rio Grande Resources Corporation and recorded in Volume 283, Page 88 of the Official Records of Duval County, Texas,.

AGREEMENT

            Now, therefore, for good and valuable consideration received by the undersigned, Everest Exploration, Inc. ("EEI"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403, hereby releases, relinquishes, surrenders and terminates the above-described Lease and pursuant to Paragraph 13 of the Lease (and, if necessary for purposes of terminating the Lease) does hereby quit claim to the Lessor named in the Lease, its heirs, successors and assigns, all of EEI's right, title and interest in and to the Leased Premises, as more particularly described in the Lease.

            Executed as of the ____ day of _________________, 2009.

Everest Exploration, Inc.
a Texas corporation

By:      _______________________________
            Name:  James T. Clark
            Title:    President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on the ______ day of ___________________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________________
Notary Public, State of Texas

__________________________________________
Notary's Printed Name

My Commission Expires:     __________________

Exhibit C

Form of Release of Lien for the Production Payment

Refer to the materials attached hereto.

__________

RELEASE OF LIEN

STATE OF TEXAS COUNTY OF KARNES	§ § §

Date:	_____________ __, 2009
Holder of Liens:	Everest Exploration, Inc. ("EEI") a Texas corporation
Payment Obligation:
Date:	October 7, 2005
Amount:	$6,000,000.00 Production Payment (the "Production Payment") reserved to EEI in the Letter of Intent and Special Warranty Deeds described below.
Obligor:	South Texas Mining Venture, LLP ("STMV")
Obligee:	EEI
Payment Obligation Is Described in the Following Documents:

Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc. ("SUI"), EEI, and Everest Resource Company ("ERC"), as amended by Amendment to Letter of Intent dated January 6, 2006 by and between SUI, STMV, EEI and ERC (collectively, the "Letter of Intent")

Liens Are Described in the Following Documents:

1.   Special Warranty Deed with Vendor's Lien dated January 6, 2006 from EEI as Grantor to STMV as Grantee, recorded as Document No. 00070892, Volume 828, Page 453 of the Official Records of Karnes County, Texas;

2.   Special Warranty Deed with Vendor's Lien dated January 6, 2006 from EEI as Grantor to STMV as Grantee, recorded as Document No. 00070893, Volume 828, Page 461 of the Official Records of Karnes County, Texas; and

3.   Deed of Trust dated January 6, 2006 from STMV as Grantor to H. Scott Taylor, Trustee, for the benefit of EEI as Beneficiary, recorded as Document No. 00070894, Volume 828, Page 469 of the Official Records of Karnes County, Texas.

Property:	The "Property" described in the Special Warranty Deeds and the Deed of Trust referred to above and also described in Exhibit A attached hereto and made a part hereof.

            EEI covenants and agrees that the Production Payment has terminated in its entirety, that no sums are owed on the Production Payment, and that there is no further obligation to make any payment of the Production Payment.

            For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned (a) has released and discharged, and by these presents does hereby release and discharge, the Property, from all liens held by the undersigned regarding the Property, without regard to how they were created or evidenced, including without limitation the liens described in the instrument(s) referenced above, and (b) has released and discharged, and by these presents does hereby release and discharge, any and all liens held by the undersigned that secured the Payment Obligation, without regard to how they were created or evidenced and irrespective of whether they are described specifically herein.

            The undersigned expressly releases all present and future rights to establish or enforce the lien or liens as security for the payment of any future or other advances.

            When the context requires, singular nouns and pronouns include the plural.

EVEREST EXPLORATION, INC. a Texas corporation By: ______________________________________ James T. Clark, President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on _________ __, 2009, by James T. Clark, President of Everest Exploration, Inc, a Texas corporation, on behalf of said corporation.

___________________________________
Notary Public, State of Texas

After recording, please return to:

Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF PROPERTY

            4.        That certain real property located in Karnes County, Texas more fully described below (the "Land");

            5.        That certain uranium processing facility on the Land (the "Hobson Plant") and all improvements, fixtures, equipment and personal property situated thereon (the "Improvements"); and

            6.        The benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining to the Land and Improvements.

Metes and Bounds Description of the Land:

The Hobson Plant Facility:

            7.286 acres of land out of a 156 acre tract of land as described in Volume 165, Page 448, Deed Records, Karnes County, Texas. This 7.286 acre tract also being located within the Erasmo Seguin Survey, A-10, Karnes County, Texas.

            This 7.286 acre tract of land is more particularly described by metes and bounds as follows:

            Beginning at a point in the west right of way line of FM Highway 81 for the southeast corner of this tract from which the southeast corner of said 156 acre tract bears South 01° East 38' 51" West, 3439.34 feet;

            Thence North 88° East 14' 01" West, generally with a fence and with the south line of this tract, at 0.43 feet pass a corner fence post in all a distance of 627.16 feet to a corner fence post found for the southwest corner of this tract from which a found 5/8" iron rod bears North 09° East 00' 15" East, 0.48 feet;

            Thence North 01° East 45' 18" East, generally with a fence and with the west line of this tract, 495.00 feet to a corner fence post found at the northwest corner of this tract from which a found 5/8" iron rod bears South 55° East 40' 51" West, 0.65 feet;

            Thence North 89° East 40' 15" East, generally with a fence and with the north line of this tract, 626.62 feet to a corner fence post found in the west right of way line of said FM Highway 81 for the northeast corner of this tract;

            Thence South 01° East 38' 51" West, generally with a fence and with the west right of way line of said FM Highway 81, at 82.30 feet pass a found 5/8" iron rod, at 517.31 feet pass a found 5/8" iron rod, in all a distance of 517.92 feet to the point of beginning and containing 7.286 acres of land, more or less.

The WDW-168 Deep Waste Disposal Well:

            Field Notes of a 10.30 acre tract of land out of an 145.50 acre tract of land conveyed from Julius Radke, et ux, to H.L. Kunkel by deed dated June 16, 1928, and recorded in Volume 83, Page 346 of the Deed Records of Karnes County, Texas;

            Said 10.30 acre tract is comprised of a portion of the Don Erasmo Seguin Grant, Abstract 10, is situated in Karnes County, Texas, approximately 2-1/2 miles southwest of the town of Falls City, and is described by metes and bounds as follows:

            Beginning at a point in the south right-of-way line of a 40ft. County Road, for the northeast corner of said 145.50 acre tract and the northeast corner of this tract;

            Thence S 02° 39' 00" W along the east line of said 145.50 acre tract and the east line of this tract, a distance of 628.47 feet to a point for the southeast corner of this tract;

            Thence N 87° 35' 04" W along the south line of this tract, a distance of 561.66 feet to a point for the southwest corner of this tract;

            Thence N 06° 12' 09" W along the west line of this tract, a distance of 834.70 feet to a point in the south right-of-way line of said 40 foot County Road and the north line of said 145.50 acre tract, for the northwest corner of this tract;

            Thence S 71° 39' 00" E along the south line of a 40 foot County Road, the north line of said 145.50 acre tract, and the north line of this tract, a distance of 716.86 feet to the place of beginning, containing 10.30 acres of land, more or less, subject to all easements of record.

Swap Tract:

            A one-half (1/2) undivided interest in a 12.00 acre tract of land out of an 145.50 acre tract of land conveyed from Julius Radke, et ux, to H.L. Kunkel by deed dated June 16, 1928, and recorded in Volume 83, Page 346 of the Deed Records of Karnes County, Texas;

            Said 12.00 acre tract is comprised of a portion of the Don Erasmo Seguin Grant, Abstract 10, is situated in Karnes County, Texas, approximately 2-1/2 miles southwest of the town of Falls City, and is described by metes and bounds as follows:

            Commencing at a point in the south right-of-way line of a 40ft. County Road and at the northeast corner of said 145.50 acre tract;

            Thence S 02 39' 00" W along the east line of said 145.50 acre tract, a distance of 1596.03 feet to a point for the PLACE OF BEGINNING and northeast corner of this tract;

            Thence S 02 39' 00" W continuing along the east line of said 145.50 acre tract and along the east line of this tract, a distance of 809.11 feet to a point for the southeast corner of said 145.50 acre tract and the southeast corner of this tract;

            Thence N 72 45' 00" W along the south line of said 145.50 acre tract and the south line of this tract, a distance of 669.96 feet to a point for the southwest corner of this tract;

            Thence N 02 39' 00" E along the west line of this tract, a distance of 809.11 feet to a point for the northwest corner of this tract;

            Thence S 72 45' 00" E along the north line of this tract, a distance of 669.96 feet to the PLACE OF BEGINNING containing 12.00 acres of land, more or less, subject to all easements of record.

Exhibit D

Form of Release of Lien for STMV's Obligations
under the 2005 LOI

Refer to the materials attached hereto.

__________

RELEASE OF LIEN

STATE OF TEXAS COUNTY OF DUVAL	§ § §

Date:	_____________ __, 2009
Holder of Liens:	Everest Resource Company ("ERC") a Texas corporation Everest Exploration, Inc ("EEI") a Texas corporation
Payment Obligation:
Date:	October 7, 2005
Amount:

Obligation to deposit with the Texas Department of State Health Services ("TDSHS") and/or the Texas Commission on Environmental Quality ("TCEQ") certain financial security for certain reclamation obligations (the "Deposit Obligation").

Obligor:	South Texas Mining Venture, LLP ("STMV")
Obligee:	ERC, for the benefit of Everest Exploration, Inc. ("EEI")
Payment Obligation Is Described in the Following Documents:

Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc. ("SUI"), EEI, and ERC, as amended by Amendment to Letter of Intent dated January 6, 2006 by and between SUI, STMV, EEI and ERC (collectively, the "Letter of Intent")

Liens Are Described in the Following Documents:

4.   The Letter of Intent;

5.   Assignment of In Situ Uranium Leases dated January 6, 2006 from ERC and KDH Operations, Ltd., as Assignor, to STMV, as Assignee, recorded as Document No. 091492, Volume 411, Page 438 of the Official Records of Duval County, Texas;

6.   Assignment dated April 6, 2006 from KDH as Assignor to ERC as Assignee, recorded as Document No. 093268, Volume 423, Page 599 of the Official Records of Duval County, Texas;

7.   Assignment of In Situ Uranium Mining Lease dated April 1, 2006 from ERC as Assignor to STMV as Assignee, recorded as Document No. 093609, Volume 425, Page 802 of the Official Records of Duval County, Texas; and

8.   Assignment dated April 7, 2006 from ERC as Assignor to James T. Clark, Tom M. Crain, Jr. and Stephen H. Thomas, as Assignees, recorded as Document No. 093821, Volume 427, Page 376 of the Official Records of Duval County, Texas.

Property:

The five leases described in the Assignment of In Situ Uranium Mining Leases and the Assignment of In Situ Uranium Mining Lease referred to above, and also described in Exhibit A attached hereto and made a part hereof.

            ERC and EEI each covenants and agrees that the Deposit Obligation has terminated in its entirety, that no sums are owed on the Deposit Obligation, that all obligations of STMV under the Letter of Intent have been performed and that there is no further obligation to perform any action pursuant to the Deposit Obligation or the Letter of Intent.

            For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ERC and EEI (a) have released and discharged, and by these presents do hereby release and discharge, the Property, from all liens held by the undersigned regarding the Property, without regard to how they were created or evidenced, including without limitation the liens described in the instrument(s) referenced above, and (b) have released and discharged, and by these presents do hereby release and discharge, any and all liens held by the undersigned that secured the Payment Obligation, without regard to how they were created or evidenced and irrespective of whether they are described specifically herein.

            The undersigned expressly releases all present and future rights to establish or enforce the lien or liens as security for the payment of any future or other advances.

            When the context requires, singular nouns and pronouns include the plural.

EVEREST RESOURCE COMPANY
a Texas corporation

By:     ______________________________________
           James T. Clark, President

EVEREST EXPLORATION, INC.
a Texas corporation

By:     ______________________________________
           James T. Clark, President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on _________ __, 2009, by James T. Clark, President of Everest Resource Company, a Texas corporation, on behalf of said corporation.

___________________________________
Notary Public, State of Texas

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on _________ __, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

___________________________________
Notary Public, State of Texas

After recording, please return to:

Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF PROPERTY

[From Assignment of In Situ Uranium Leases, Doc. No. 091492, Volume 411, Page 438, Official Records of Duval County, Texas]

          1.       In Situ Uranium Mining Lease dated March 24, 2005, as amended, recorded in Volume 393, Page 474 of the Official Records of Duval County, Texas, by and between La Palangana Ranch Management, L.L.C., as Lessor, and Everest Resource Company and KDH Operations, Ltd., as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein.

          2.       In Situ Uranium Mining Lease dated January 14, 2005, recorded in Volume 397, Page 586 of the Official Records of Duval County, Texas, by and between Zulema DeHoyos, Trustee of the Zulema G. DeHoyos Living Trust, et al, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

          3.       Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 419 of the Official Records of Duval County, Texas, by and between Alvaro de Hoyos, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

          4.       Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 424 of the Official Records of Duval County, Texas, by and between Dolores Hyde, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

[From Assignment of In Situ Uranium Mining Lease, Doc. No. 093609, Volume 425, Page 802, Official Records of Duval County, Texas]

          5.       In Situ Uranium Mining Lease dated February 15, 2006, a memorandum of which is recorded in Volume 417, Page 271 of the Official Records of Duval County, Texas, by and between Edward Steelhammer, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein.

Exhibit E

Form of Third Party Release of Lien for STMV's Obligations
under the 2005 LOI

Refer to the materials attached hereto.

__________

RELEASE OF LIEN

STATE OF TEXAS COUNTY OF DUVAL	§ § §

Date:	_____________ __, 2009
Holder of Liens:	James T. Clark, Tom M. Crain, Jr. and Stephen H. Thomas (collectively, the "Lienholders")
Payment Obligation:
Date:	October 7, 2005
Amount:

Obligation to deposit with the Texas Department of State Health Services ("TDSHS") and/or the Texas Commission on Environmental Quality ("TCEQ") certain financial security for certain reclamation obligations (the "Deposit Obligation").

Obligor:	South Texas Mining Venture, LLP ("STMV")
Obligee:	ERC, for the benefit of Everest Exploration, Inc. ("EEI")
Payment Obligation Is Described in the Following Documents:

Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc. ("SUI"), EEI, and ERC, as amended by Amendment to Letter of Intent dated January 6, 2006 by and between SUI, STMV, EEI and ERC (collectively, the "Letter of Intent")

Liens Are Described in the Following Documents:

9.   The Letter of Intent;

10.  Assignment of In Situ Uranium Leases dated January 6, 2006 from ERC and KDH Operations, Ltd., as Assignor, to STMV, as Assignee, recorded as Document No. 091492, Volume 411, Page 438 of the Official Records of Duval County, Texas;

11.  Assignment dated April 6, 2006 from KDH as Assignor to ERC as Assignee, recorded as Document No. 93268, Volume 423, Page 599 of the Official Records of Duval County, Texas;

12.  Assignment of In Situ Uranium Mining Lease dated April 1, 2006 from ERC as Assignor to STMV as Assignee, recorded as Document No. 093609, Volume 425, Page 802 of the Official Records of Duval County, Texas; and

13.  Assignment dated April 7, 2006 from ERC as Assignor to James T. Clark, Tom M. Crain, Jr. and Stephen H. Thomas, as Assignees, recorded as Document No. 093821, Volume 427, Page 376 of the Official Records of Duval County, Texas.

Property:

The five leases described in the Assignment of In Situ Uranium Mining Leases and the Assignment of In Situ Uranium Mining Lease referred to above, and also described in Exhibit A attached hereto and made a part hereof.

          The undersigned covenant and agree that the Deposit Obligation has terminated in its entirety, that no sums are owed on the Deposit Obligation, that all obligations of STMV under the Letter of Intent have been performed, and that there is no further obligation to perform any action pursuant to the Deposit Obligation or the Letter of Intent.

          For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned (a) has released and discharged, and by these presents does hereby release and discharge, the Property, from all liens held by the undersigned regarding the Property, without regard to how they were created or evidenced, including without limitation the liens described in the instrument(s) referenced above, and (b) has released and discharged, and by these presents does hereby release and discharge any and all liens held by the undersigned that secured the Payment Obligation, without regard to how they were created or evidenced and irrespective of whether they are described specifically herein.

          The undersigned expressly releases all present and future rights to establish or enforce the lien or liens as security for the payment of any future or other advances.

          When the context requires, singular nouns and pronouns include the plural.

____________________________________________
James T. Clark, Individually

____________________________________________
Tom M. Crain, Jr., Individually

____________________________________________
Stephen H. Thomas, Individually

STATE OF TEXAS COUNTY OF _________	§ § §

          This instrument was acknowledged before me on ______________ __, 2009, by James T. Clark.

___________________________________
Notary Public, State of Texas
STATE OF TEXAS COUNTY OF _________	§ § §

          This instrument was acknowledged before me on ______________ __, 2009, by Tom M. Crain, Jr..

___________________________________
Notary Public, State of Texas
STATE OF TEXAS COUNTY OF _________	§ § §

          This instrument was acknowledged before me on ______________ __, 2009, by Stephen H. Thomas.

___________________________________
Notary Public, State of Texas

After recording, please return to:

Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF PROPERTY

[From Assignment of In Situ Uranium Leases, Doc. No. 091492, Volume 411, Page 438, Official Records of Duval County, Texas]

          1.       In Situ Uranium Mining Lease dated March 24, 2005, as amended, recorded in Volume 393, Page 474 of the Official Records of Duval County, Texas, by and between La Palangana Ranch Management, L.L.C., as Lessor, and Everest Resource Company and KDH Operations, Ltd., as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein.

          2.       In Situ Uranium Mining Lease dated January 14, 2005, recorded in Volume 397, Page 586 of the Official Records of Duval County, Texas, by and between Zulema DeHoyos, Trustee of the Zulema G. DeHoyos Living Trust, et al, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

          3.       Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 419 of the Official Records of Duval County, Texas, by and between Alvaro de Hoyos, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

          4.       Solution Mining Lease dated September 1, 2005, recorded by Memorandum of Solution Mining Lease in Volume 408, Page 424 of the Official Records of Duval County, Texas, by and between Dolores Hyde, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, all as more particularly described therein.

[From Assignment of In Situ Uranium Mining Lease, Doc. No. 093609, Volume 425, Page 802, Official Records of Duval County, Texas]

          5.       In Situ Uranium Mining Lease dated February 15, 2006, a memorandum of which is recorded in Volume 417, Page 271 of the Official Records of Duval County, Texas, by and between Edward Steelhammer, as Lessor, and Everest Resource Company, as Lessee, covering 3100.64 acres, more or less, limited to depths lying from the surface down to and including 1,500 feet subsurface, all as more particularly described therein.

Exhibit F

Form of Consulting Agreements

Refer to the materials attached hereto.

__________

CONSULTING SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") made as of the _____ day of December, 2009 (the "Execution Date").

BETWEEN:

THOMAS M. CRAIN, JR., having an address for notice and
delivery located at P.O. Box 1339, Corpus Christi, Texas 78403

(hereinafter referred to as the "Consultant");

OF THE FIRST PART

AND:

URANIUM ENERGY CORP., having an address for notice and
delivery located at 9801 Anderson Mill Road, Suite 230, Austin,
Texas 78750

(hereinafter referred to as the "Company");

OF THE SECOND PART

(and the Consultant and the Company being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

WHEREAS:

    The Company has entered into an Asset Purchase Agreement (the "APA") with, among other parties including the Consultant, Everest Exploration Inc. ("EEI"), contemplating the acquisition of certain assets of EEI all as more particularly described in the APA (collectively, the "Asset Purchase");

    The Company desires to retain the Consultant to provide certain consulting services to the Company as more particularly set out herein upon, and subject to, the completion of the Asset Purchase as contemplated by the APA; and

    The Consultant has the expertise to provide such consulting services to the Company in accordance with the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and of the sums herein provided to be paid by the Company to the Consultant, and of the mutual covenants and undertakings to be performed hereunder, the Parties agree as follows:

ARTICLE I
AGREEMENT TO PROVIDE CONSULTING SERVICES

1.01     The Company hereby engages the Consultant and the Consultant hereby undertakes the engagement of the Company. The Consultant's engagement shall commence on the Execution Date of this Agreement and shall continue until terminated in accordance with Article VII herein.

1.02     The Consultant agrees to provide the consulting services (collectively, the "Work") as more particularly described in Schedule "A" which is attached hereto. The Consultant shall carry out the Work in consultation with the Company and covenants to conduct the Work in a businesslike manner, in keeping with professional practices in the industry and in a safe and lawful manner.

1.03     From the date of the "Closing" of the Asset Purchase under the APA (the "Effective Date" herein) the Company will pay the Consultant the sum of $10,000.00 per month in advance and on each of the Effective Date and on the same date of the next three months subsequent to the Effective Date. In addition, the Consultant shall be compensated for Work rendered in accordance with Schedule "B" hereto from the Effective Date until termination of this Agreement. No premium rate for extra hours per day, holidays or weekends shall be charged or applied by the Consultant unless expressly agreed to in advance and in writing by the appropriate representative of the Company.

1.04     As additional consideration to Consultant for performance of the Work contemplated herein, the Company shall issue to the order and the direction of the Consultant fully paid and restricted common shares of common stock of the Company (each a "Share") in the amounts and within the time periods as follows:

A.       On the Effective Date the Company will immediately issue and deliver an initial 27,500 Shares to the order and the direction of the Consultant; and

B.       Upon the earlier of (i) the transfer, sale or assignment by Company of all or substantially all the assets acquired through the Asset Purchase to any third party (excluding any wholly-owned subsidiary of the Company) or (ii) the date that the Texas Commission on Environmental Quality (the "TCEQ") provides either EEI, the Company, and/or their respective successors or assigns as the case may be, with clearance certificates in respect of the ongoing reclamation work currently being conducted at the Mt. Lucas uranium project, located in Live Oak County, Texas, and the Tex -1 uranium project located in Karnes County, Texas (collectively, the "TCEQ Clearance"), the Company will immediately issue and deliver a further 27,500 Shares to the order and the direction of the Consultant.

For purposes of this Agreement, the securities resale provisions applicable to the Shares are set forth in Schedule "C" which is attached hereto. In addition, and upon the Consultant's prior written request to the Company in order to transfer or sell any of the Shares, either privately or publicly, in accordance with the appropriate provisions of the United States Securities Act of 1933, as amended (the "Act") and all applicable securities laws and including, without limitation, under Rule 144 promulgated under the Act, the Company hereby agrees to promptly obtain any such legal opinion(s) or consent(s) as may be necessary in order to effect any such private or public transfer at the Company's sole expense.

ARTICLE II
REPORTING AND OPINIONS

2.01     The Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the Chief Operating Officer of the Company, or upon the advice or instructions of such other director or officer of the Company as the Chief Operating Officer of the Company shall, from time to time, designate in times of the Chief Operating Officer's absence, in order to initiate, coordinate and implement the Work as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors of the Company. At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors of the Company with such information concerning the results of the Consultant's Work and activities hereunder for the previous month as the Board of Directors of the Company may reasonably require.

2.02     The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company may be made by the Consultant without the prior written consent of the Board of Directors of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors of the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any regulatory authority having jurisdiction over the affairs of the Company from time to time.

ARTICLE III
INSURANCE

The Consultant acknowledges that he is solely responsible for providing, at his own cost, coverage for his own medical, travel, disability and life insurance.

ARTICLE IV
WORKERS' COMPENSATION

4.01     Any person whom the Consultant employs in the Work shall be required to be insured under all applicable workers' compensation legislation or the regulations of the applicable State or Federal employment commission or authority or the equivalent, and the Consultant shall, and covenants to, register with such authority and to pay all levies, premiums and assessments required to maintain itself in good standing with such authority in respect of the Work to be performed under this Agreement.

4.02     The cost of any workers' compensation coverage shall be borne by the Consultant.

ARTICLE V
INDEMNIFICATION

5.01     THE PARTIES HERETO HEREBY EACH AGREE TO INDEMNIFY AND SAVE HARMLESS THE OTHER PARTY HERETO AND INCLUDING, WHERE APPLICABLE, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EXECUTIVES AND AGENTS (EACH SUCH PARTY BEING AN "INDEMNIFIED PARTY") HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, ACTIONS, SUITS, PROCEEDINGS, DAMAGES, LIABILITIES OR EXPENSES OF WHATEVER NATURE OR KIND AND INCLUDING, WITHOUT LIMITATION, ANY INVESTIGATION EXPENSES INCURRED BY ANY INDEMNIFIED PARTY, TO WHICH AN INDEMNIFIED PARTY MAY BECOME SUBJECT BY REASON OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND ANY CIRCUMSTANCE INVOLVING INJURY TO AN INDEMNITOR (AS HEREINAFTER DEFINED) OR ITS RESPECTIVE AFFILIATES AND SUBSIDIARIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EXECUTIVES, EMPLOYEES AND AGENTS.

5.02     This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

5.03     In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto (in each such case the Party then being the "Indemnitor" herein), the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the Indemnitor will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the Indemnitor and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the Indemnitor of the Indemnitor's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Indemnitor of substantive rights or defenses.

5.04     No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

5.05     Notwithstanding that the Indemnitor will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)       such counsel has been authorized by the Indemnitor;

(b)       the Indemnitor has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)       the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

(d)       there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

5.06     If for any reason other than the negligence of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the Indemnitor shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnitor and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Indemnitor shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

ARTICLE VI
ACCOUNTS AND EXPENSES

6.01     The Consultant shall, within 20 calendar days after the end of each month during which the Work is performed, provide the Company with a statement of account for the Work performed during such month; such statement to be reasonably detailed and supported by receipts and vouchers for any out-of-pocket and other reasonable expenses incurred and materials supplied by the Consultant under this Agreement during the period to which such statement relates. The Company will reimburse the Consultant for reasonable travel expenses, including mileage reimbursement as allowed by the Internal Revenue Service, car rentals, airfare, food and lodging and sundry expenses and all other reasonable out of pocket expenses incurred in connection with the provision of the Work hereunder.

6.02     The Company shall, within 15 calendar days of receipt at a above office of the Company of each itemized statement of account furnished by the Consultant, and provided that the Company does not in good faith dispute the statement of account, pay the Consultant all fees, costs and charges on disbursements shown in such itemized statement of account.

6.03     The Consultant acknowledges and agrees that in performing the Work hereunder he is operating as an independent contractor, not an employee or agent of the Company, and shall not act or hold himself out to be an agent of the Company and shall not bind the Company to any agreement or transaction unless so authorized by the Board of Directors of the Company, and, as such, the Company will make no deduction from monies paid for Work performed (including any retainer fee, if applicable) for any government statutory taxation plan including income tax, government pension plan and unemployment insurance premiums, such that the Consultant is solely responsible for reporting and remitting any monies owing directly to any government as and when required.

ARTICLE VII
TERMINATION

This Agreement will terminate upon the earlier of:

(a)       two years from the Effective Date; provided, however, that the Company's obligations under Section 1.04B herein shall survive such termination for a period of ten years from the Effective Date; and

(b)       the date on which the Company received the TCEQ Clearance; provided, however, that such termination shall not terminate the Company's obligations under Section 1.04B herein.

ARTICLE VIII
ASSIGNMENT

The Consultant shall not assign any of his rights or obligations under this Agreement. The Company shall have the right to assign this Agreement to any parent or subsidiary of the Company, or to any wholly owned subsidiary of Company, without the consent of the Consultant, provided that the obligations under Section 1.04 herein are non-transferrable.

ARTICLE IX
NOTICE

Any notice required or permitted to be given hereunder by any party shall be in writing and be deemed to have been given on the day such notice is delivered to the addresses as set out in the front page of this Agreement, or by facsimile transmission on the first business day following the day it was transmitted. Notice sent by registered mail will be deemed to have been delivered at the earlier of the time when the receipt thereof is signed by the addressee and 72 hours after the posting thereof in any post office in the United States or Canada.

ARTICLE X
CONFIDENTIALITY, PROPERTY, NON-COMPETITION AND NON-CIRCUMVENTION

10.01   Each Party will not, except as authorized or required by its respective duties and obligations hereunder, reveal or divulge to any person, company or entity any information concerning the respective organization, business, finances, transactions or other affairs of the other Party hereto, or of any of the other Party's respective subsidiaries, which may come to the Party's knowledge during the continuance of this Agreement, and each Party will keep in complete secrecy all confidential information entrusted to the Party and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the other Party's respective business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

10.02   Owing to the fact that the Consultant will receive confidential information respecting the Company and its business during the continuance of this Agreement, the Consultant shall take all reasonable precautions to ensure that he and his employees, agents, subcontractors and representatives keep confidential any information concerning the Company and the Work carried out under this Agreement, including information purchased by the Company from EEI and information disclosed to the Consultant by the Company or any of its officers, directors, employees or agents. Without limiting the generality of the foregoing, the Consultant shall instruct his employees, agents, subcontractors and representatives to mark as confidential any and all information relating to the Work or the Company's business and programs with respect thereto. The Consultant shall prohibit access by any other persons to the information in the absence of written permission for such access by the Company.

10.03   The Consultant hereby acknowledges and agrees that any and all Company business interests, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard the Consultant hereby further covenants and agrees not to, during or after the continuance of this Agreement, contest the title to any of the Property interests, in any way dispute or impugn the validity of the Property interests or take any action to the detriment of the Company's interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the continuance of this Agreement, the aforesaid covenant is reasonable and commensurate for the protection of the legitimate business interests of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Property interests as soon as the Consultant becomes aware of the infringement or challenge. In addition, and for even greater certainty, the Consultant hereby assigns to the Company the entire right, title and interest throughout the world in and to all work performed, writings, formulas, designs, models, drawings, photographs, design inventions, and other inventions, made, conceived, or reduced to practice or authored by the Consultant or the Consultant's employees, either solely or jointly with others, during the performance of this Agreement, or which are made, conceived, or reduced to practice, or authored with the use of information or materials of the Company either received or used by the Consultant during the performance of this Agreement or any extension or renewal thereof. The Consultant shall promptly disclose to the Company all works, writings, formulas, designs, models, photographs, drawings, design inventions and other inventions made, conceived or reduced to practice, or authored by the Consultant or the Consultant's employees as set forth above. The Consultant shall sign, execute and acknowledge, or cause to be signed, executed and acknowledged without cost to Company or its nominees, patent, trademark or copyright protection throughout the world upon all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions; title to which the Company acquires in accordance with the provisions of this section. The Consultant has acquired or shall acquire from each of the Consultant's employees, if any, the necessary rights to all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions made by such employees within the scope of their employment by the Consultant in performing the Work under this Agreement. The Work performed and the information produced under this Agreement are works made for hire as defined in 17 U.S.C. § 101.

10.04   During the continuance of this Agreement, and for a period of at least six months following the termination of this Agreement, the Consultant shall not engage in any uranium exploration or development business or activity whatsoever in the State of Texas which reasonably may be determined by the Company, in its sole and absolute discretion, to compete with any portion of the Company's various current uranium exploration or development business interests in the State of Texas as contemplated hereby without the prior written consent of the Company. Furthermore, each of the Parties hereby acknowledges and agrees, for a period of at least six months following the termination of this Agreement, not to initiate any contact or communication directly with either of the other Party or any of its respective subsidiaries, as the case may be, together with each of the other Party's respective directors, officers, representatives, agents or employees, without the prior written consent of the other Party hereto and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the other Party to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Parties hereby recognize and agree that a breach a Party of any of the covenants herein contained would result in irreparable harm and significant damage to the other Party that would not be adequately compensated for by monetary award. Accordingly, each of the Parties agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, a Party will also be liable to the other Party hereto, without in any manner limiting that Party's right to any equitable relief, as liquidated damages, for an amount equal to the amount received and earned by that Party as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of their respective business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Parties are hereby waived.

ARTICLE XI
APPLICABLE LAW

This Agreement shall be governed by and any dispute arising hereunder shall be determined in accordance with the laws of the State of Texas, and the federal laws of the United States applicable therein, and the Parties agree to submit to the jurisdiction of the courts of Nueces County, Texas, for any disputes arising under this Agreement.

ARTICLE XII
OTHER AGREEMENTS

This Agreement constitutes the complete agreement between the Parties with respect to the subject matter herein and shall not be varied in its terms by oral agreement, representation or otherwise except by an instrument or instruments in writing dated subsequent to the Execution Date hereof and executed by the duly authorized representatives of the Parties, and this Agreement supersedes all prior agreements, memoranda, correspondence, communication, negotiations or representations, whether oral or written, express or implied, between the Parties with respect to the subject matter.

ARTICLE XIII
ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

ARTICLE XIV
COUNTERPARTS

This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Execution Date as set forth on the front page of this Agreement.

ARTICLE XV
GENERAL

15.01   Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

15.02   The headings herein are for convenience only and are not intended as a guide to interpretation of this Agreement or any portion thereof. The use of any term is applicable to any gender and where applicable, a corporation.

15.03   Any references to dollars herein shall be to United States dollars.

15.04   Time will be of the essence of this Agreement.

15.05   The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

15.06   It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Company, and, correspondingly, that the Consultant has been required by each of Lang Michener LLP and the Company to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Lang Michener LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Lang Michener LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Lang Michener LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP, shall be at the cost of the Company.

15.07   The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

15.08   No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)       be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)       constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

IN WITNESS WHEREOF each of the Parties hereto have hereunto set their respective hands and seals as at the Execution Date first above written.

Uranium Energy Corp.

By:     ________________________________
             Amir Adnani, President and CEO

Consultant:

By:     ________________________________
                     Thomas M. Crain, Jr.

Schedule A

Scope of Work

  Assist the Company with all reclamation efforts associated with the Mt. Lucas uranium project in Live Oak County, Texas, and the Tex -1 uranium project in Karnes County, Texas;

  Assist in Company determined property and plant tours as needed for industry, financial analysts and government representatives;

  Assist Company management with applications for appropriate licenses and permits from the State of Texas and assist Company management with required interfaces between the Company and the public within the State of Texas;

  Assist in all efforts by the Company to cause a transfer of Radioactive Materials License R03626 to the Company or the Company's designate;

  Meet regularly, and as required by the Company, with Company management to review material issues and to ensure that they are provided in a timely manner with all information and access to management necessary to enable Company management to perform the Company's business in the State of Texas; and

  Assist Company management in ensuring that Texas employees operate in a safe manner.

__________

Schedule B

Schedule of Consultant's Rates for additional Work

Hourly Rate:

The Company will pay for all Company pre-approved consulting time on an hourly basis at the rate of $135 per hour. The hourly consulting fee shall be adjusted each January 1st, commencing January 1, 2011, by multiplying $135 by a ratio, the numerator of which is the Gross Domestic Product - Implicit Price Deflator (the "GDP-IPD") for the quarter preceding the date of adjustment and the denominator of which is the GDP-IPD for the quarter preceding January 1, 2010. The Consultant shall make himself available, subject to the Company's prior written request, for up to a maximum of 20 calendar days per month and, if with additional time and work is required, such time will be approved by the Company in consultation with the Consultant and in advance in writing.

Expenses:

Reimbursement for all pre-approved and reasonable travel expenses, including car rentals, food, lodging and sundry expenses and all other reasonable out of pocket expenses incurred in connection with the Scope of Services. In this regard the Consultant acknowledges and agrees that in performing the Work hereunder he is operating as an independent contractor, and not an employee or agent of the Company, and, as such, the Company will make no deduction from monies paid for Work performed (including any retainer fee, if applicable) for any government statutory taxation plan including income tax, government pension plan and unemployment insurance premiums, such that the Consultant is solely responsible for reporting and remitting any monies owing directly to any government as and when required.

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Schedule C

Definition of Shares

            The Shares will be restricted from resale in the United States for a period of six months from the date of issuance and then may be sold in accordance with the provisions of Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Act"). In that regard all Share certificates issued by the Company to the Consultant will be stamped with the following legends restricting transfer in the following manner:

"These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."

"Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade."

            The Company will assist the Consultant in effecting any re-sales of the Shares under the Act in accordance with Rule 144.

            The Shares will have no restrictions, encumbrances, legends or burdens of any kind other than those expressly set forth in this Schedule C.

__________

CONSULTING SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") made as of the _____ day of December, 2009 (the "Execution Date").

BETWEEN:

JAMES T. CLARK, having an address for notice and delivery
located at P.O. Box 1339, Corpus Christi, Texas 78403

(hereinafter referred to as the "Consultant");

OF THE FIRST PART

AND:

URANIUM ENERGY CORP., having an address for notice and
delivery located at 9801 Anderson Mill Road, Suite 230, Austin,
Texas 78750

(hereinafter referred to as the "Company");

OF THE SECOND PART

(and the Consultant and the Company being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

WHEREAS:

    The Company has entered into an Asset Purchase Agreement (the "APA") with, among other parties including the Consultant, Everest Exploration Inc. ("EEI"), contemplating the acquisition of certain assets of EEI all as more particularly described in the APA (collectively, the "Asset Purchase");

    The Company desires to retain the Consultant to provide certain consulting services to the Company as more particularly set out herein upon, and subject to, the completion of the Asset Purchase as contemplated by the APA; and

    The Consultant has the expertise to provide such consulting services to the Company in accordance with the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and of the sums herein provided to be paid by the Company to the Consultant, and of the mutual covenants and undertakings to be performed hereunder, the Parties agree as follows:

ARTICLE I
AGREEMENT TO PROVIDE CONSULTING SERVICES

1.01   The Company hereby engages the Consultant and the Consultant hereby undertakes the engagement of the Company. The Consultant's engagement shall commence on the Execution Date of this Agreement and shall continue until terminated in accordance with Article VII herein.

1.02   The Consultant agrees to provide the consulting services (collectively, the "Work") as more particularly described in Schedule "A" which is attached hereto. The Consultant shall carry out the Work in consultation with the Company and covenants to conduct the Work in a businesslike manner, in keeping with professional practices in the industry and in a safe and lawful manner.

1.03   From the date of the "Closing" of the Asset Purchase under the APA (the "Effective Date" herein) the Company will pay the Consultant the sum of $10,000.00 per month in advance and on each of the Effective Date and on the same date of the next three months subsequent to the Effective Date. In addition, the Consultant shall be compensated for Work rendered in accordance with Schedule "B" hereto from the Effective Date until termination of this Agreement. No premium rate for extra hours per day, holidays or weekends shall be charged or applied by the Consultant unless expressly agreed to in advance and in writing by the appropriate representative of the Company.

1.04   As additional consideration to Consultant for performance of the Work contemplated herein, the Company shall issue to the order and the direction of the Consultant fully paid and restricted common shares of common stock of the Company (each a "Share") in the amounts and within the time periods as follows:

A.       On the Effective Date the Company will immediately issue and deliver an initial 27,500 Shares to the order and the direction of the Consultant; and

B.       Upon the earlier of (i) the transfer, sale or assignment by Company of all or substantially all the assets acquired through the Asset Purchase to any third party (excluding any wholly-owned subsidiary of the Company) or (ii) the date that the Texas Commission on Environmental Quality (the "TCEQ") provides either EEI, the Company, and/or their respective successors or assigns as the case may be, with clearance certificates in respect of the ongoing reclamation work currently being conducted at the Mt. Lucas uranium project, located in Live Oak County, Texas, and the Tex -1 uranium project located in Karnes County, Texas (collectively, the "TCEQ Clearance"), the Company will immediately issue and deliver a further 27,500 Shares to the order and the direction of the Consultant.

For purposes of this Agreement, the securities resale provisions applicable to the Shares are set forth in Schedule "C" which is attached hereto. In addition, and upon the Consultant's prior written request to the Company in order to transfer or sell any of the Shares, either privately or publicly, in accordance with the appropriate provisions of the United States Securities Act of 1933, as amended (the "Act") and all applicable securities laws and including, without limitation, under Rule 144 promulgated under the Act, the Company hereby agrees to promptly obtain any such legal opinion(s) or consent(s) as may be necessary in order to effect any such private or public transfer at the Company's sole expense.

ARTICLE II
REPORTING AND OPINIONS

2.01   The Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the Chief Operating Officer of the Company, or upon the advice or instructions of such other director or officer of the Company as the Chief Operating Officer of the Company shall, from time to time, designate in times of the Chief Operating Officer's absence, in order to initiate, coordinate and implement the Work as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors of the Company. At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors of the Company with such information concerning the results of the Consultant's Work and activities hereunder for the previous month as the Board of Directors of the Company may reasonably require.

2.02   The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company may be made by the Consultant without the prior written consent of the Board of Directors of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors of the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any regulatory authority having jurisdiction over the affairs of the Company from time to time.

ARTICLE III
INSURANCE

The Consultant acknowledges that he is solely responsible for providing, at his own cost, coverage for his own medical, travel, disability and life insurance.

ARTICLE IV
WORKERS' COMPENSATION

4.01   Any person whom the Consultant employs in the Work shall be required to be insured under all applicable workers' compensation legislation or the regulations of the applicable State or Federal employment commission or authority or the equivalent, and the Consultant shall, and covenants to, register with such authority and to pay all levies, premiums and assessments required to maintain itself in good standing with such authority in respect of the Work to be performed under this Agreement.

4.02   The cost of any workers' compensation coverage shall be borne by the Consultant.

ARTICLE V
INDEMNIFICATION

5.01   THE PARTIES HERETO HEREBY EACH AGREE TO INDEMNIFY AND SAVE HARMLESS THE OTHER PARTY HERETO AND INCLUDING, WHERE APPLICABLE, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EXECUTIVES AND AGENTS (EACH SUCH PARTY BEING AN "INDEMNIFIED PARTY") HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, ACTIONS, SUITS, PROCEEDINGS, DAMAGES, LIABILITIES OR EXPENSES OF WHATEVER NATURE OR KIND AND INCLUDING, WITHOUT LIMITATION, ANY INVESTIGATION EXPENSES INCURRED BY ANY INDEMNIFIED PARTY, TO WHICH AN INDEMNIFIED PARTY MAY BECOME SUBJECT BY REASON OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND ANY CIRCUMSTANCE INVOLVING INJURY TO AN INDEMNITOR (AS HEREINAFTER DEFINED) OR ITS RESPECTIVE AFFILIATES AND SUBSIDIARIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EXECUTIVES, EMPLOYEES AND AGENTS.

5.02   This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

5.03   In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto (in each such case the Party then being the "Indemnitor" herein), the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the Indemnitor will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the Indemnitor and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the Indemnitor of the Indemnitor's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Indemnitor of substantive rights or defenses.

5.04   No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

5.05   Notwithstanding that the Indemnitor will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)       such counsel has been authorized by the Indemnitor;

(b)       the Indemnitor has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)       the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

(d)       there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

5.06   If for any reason other than the negligence of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the Indemnitor shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnitor and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Indemnitor shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

ARTICLE VI
ACCOUNTS AND EXPENSES

6.01   The Consultant shall, within 20 calendar days after the end of each month during which the Work is performed, provide the Company with a statement of account for the Work performed during such month; such statement to be reasonably detailed and supported by receipts and vouchers for any out-of-pocket and other reasonable expenses incurred and materials supplied by the Consultant under this Agreement during the period to which such statement relates. The Company will reimburse the Consultant for reasonable travel expenses, including mileage reimbursement as allowed by the Internal Revenue Service, car rentals, airfare, food and lodging and sundry expenses and all other reasonable out of pocket expenses incurred in connection with the provision of the Work hereunder.

6.02   The Company shall, within 15 calendar days of receipt at a above office of the Company of each itemized statement of account furnished by the Consultant, and provided that the Company does not in good faith dispute the statement of account, pay the Consultant all fees, costs and charges on disbursements shown in such itemized statement of account.

6.03   The Consultant acknowledges and agrees that in performing the Work hereunder he is operating as an independent contractor, not an employee or agent of the Company, and shall not act or hold himself out to be an agent of the Company and shall not bind the Company to any agreement or transaction unless so authorized by the Board of Directors of the Company, and, as such, the Company will make no deduction from monies paid for Work performed (including any retainer fee, if applicable) for any government statutory taxation plan including income tax, government pension plan and unemployment insurance premiums, such that the Consultant is solely responsible for reporting and remitting any monies owing directly to any government as and when required.

ARTICLE VII
TERMINATION

This Agreement will terminate upon the earlier of:

(a)       two years from the Effective Date; provided, however, that the Company's obligations under Section 1.04B herein shall survive such termination for a period of ten years from the Effective Date; and

(b)       the date on which the Company received the TCEQ Clearance; provided, however, that such termination shall not terminate the Company's obligations under Section 1.04B herein.

ARTICLE VIII
ASSIGNMENT

The Consultant shall not assign any of his rights or obligations under this Agreement. The Company shall have the right to assign this Agreement to any parent or subsidiary of the Company, or to any wholly owned subsidiary of Company, without the consent of the Consultant, provided that the obligations under Section 1.04 herein are non-transferrable.

ARTICLE IX
NOTICE

Any notice required or permitted to be given hereunder by any party shall be in writing and be deemed to have been given on the day such notice is delivered to the addresses as set out in the front page of this Agreement, or by facsimile transmission on the first business day following the day it was transmitted. Notice sent by registered mail will be deemed to have been delivered at the earlier of the time when the receipt thereof is signed by the addressee and 72 hours after the posting thereof in any post office in the United States or Canada.

ARTICLE X
CONFIDENTIALITY, PROPERTY, NON-COMPETITION AND NON-CIRCUMVENTION

10.01  Each Party will not, except as authorized or required by its respective duties and obligations hereunder, reveal or divulge to any person, company or entity any information concerning the respective organization, business, finances, transactions or other affairs of the other Party hereto, or of any of the other Party's respective subsidiaries, which may come to the Party's knowledge during the continuance of this Agreement, and each Party will keep in complete secrecy all confidential information entrusted to the Party and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the other Party's respective business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

10.02  Owing to the fact that the Consultant will receive confidential information respecting the Company and its business during the continuance of this Agreement, the Consultant shall take all reasonable precautions to ensure that he and his employees, agents, subcontractors and representatives keep confidential any information concerning the Company and the Work carried out under this Agreement, including information purchased by the Company from EEI and information disclosed to the Consultant by the Company or any of its officers, directors, employees or agents. Without limiting the generality of the foregoing, the Consultant shall instruct his employees, agents, subcontractors and representatives to mark as confidential any and all information relating to the Work or the Company's business and programs with respect thereto. The Consultant shall prohibit access by any other persons to the information in the absence of written permission for such access by the Company.

10.03  The Consultant hereby acknowledges and agrees that any and all Company business interests, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard the Consultant hereby further covenants and agrees not to, during or after the continuance of this Agreement, contest the title to any of the Property interests, in any way dispute or impugn the validity of the Property interests or take any action to the detriment of the Company's interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the continuance of this Agreement, the aforesaid covenant is reasonable and commensurate for the protection of the legitimate business interests of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Property interests as soon as the Consultant becomes aware of the infringement or challenge. In addition, and for even greater certainty, the Consultant hereby assigns to the Company the entire right, title and interest throughout the world in and to all work performed, writings, formulas, designs, models, drawings, photographs, design inventions, and other inventions, made, conceived, or reduced to practice or authored by the Consultant or the Consultant's employees, either solely or jointly with others, during the performance of this Agreement, or which are made, conceived, or reduced to practice, or authored with the use of information or materials of the Company either received or used by the Consultant during the performance of this Agreement or any extension or renewal thereof. The Consultant shall promptly disclose to the Company all works, writings, formulas, designs, models, photographs, drawings, design inventions and other inventions made, conceived or reduced to practice, or authored by the Consultant or the Consultant's employees as set forth above. The Consultant shall sign, execute and acknowledge, or cause to be signed, executed and acknowledged without cost to Company or its nominees, patent, trademark or copyright protection throughout the world upon all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions; title to which the Company acquires in accordance with the provisions of this section. The Consultant has acquired or shall acquire from each of the Consultant's employees, if any, the necessary rights to all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions made by such employees within the scope of their employment by the Consultant in performing the Work under this Agreement. The Work performed and the information produced under this Agreement are works made for hire as defined in 17 U.S.C. § 101.

10.04  During the continuance of this Agreement, and for a period of at least six months following the termination of this Agreement, the Consultant shall not engage in any uranium exploration or development business or activity whatsoever in the State of Texas which reasonably may be determined by the Company, in its sole and absolute discretion, to compete with any portion of the Company's various current uranium exploration or development business interests in the State of Texas as contemplated hereby without the prior written consent of the Company. Furthermore, each of the Parties hereby acknowledges and agrees, for a period of at least six months following the termination of this Agreement, not to initiate any contact or communication directly with either of the other Party or any of its respective subsidiaries, as the case may be, together with each of the other Party's respective directors, officers, representatives, agents or employees, without the prior written consent of the other Party hereto and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the other Party to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Parties hereby recognize and agree that a breach a Party of any of the covenants herein contained would result in irreparable harm and significant damage to the other Party that would not be adequately compensated for by monetary award. Accordingly, each of the Parties agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, a Party will also be liable to the other Party hereto, without in any manner limiting that Party's right to any equitable relief, as liquidated damages, for an amount equal to the amount received and earned by that Party as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of their respective business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Parties are hereby waived.

ARTICLE XI
APPLICABLE LAW

This Agreement shall be governed by and any dispute arising hereunder shall be determined in accordance with the laws of the State of Texas, and the federal laws of the United States applicable therein, and the Parties agree to submit to the jurisdiction of the courts of Nueces County, Texas, for any disputes arising under this Agreement.

ARTICLE XII
OTHER AGREEMENTS

This Agreement constitutes the complete agreement between the Parties with respect to the subject matter herein and shall not be varied in its terms by oral agreement, representation or otherwise except by an instrument or instruments in writing dated subsequent to the Execution Date hereof and executed by the duly authorized representatives of the Parties, and this Agreement supersedes all prior agreements, memoranda, correspondence, communication, negotiations or representations, whether oral or written, express or implied, between the Parties with respect to the subject matter.

ARTICLE XIII
ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

ARTICLE XIV
COUNTERPARTS

This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Execution Date as set forth on the front page of this Agreement.

ARTICLE XV
GENERAL

15.01  Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

15.02  The headings herein are for convenience only and are not intended as a guide to interpretation of this Agreement or any portion thereof. The use of any term is applicable to any gender and where applicable, a corporation.

15.03  Any references to dollars herein shall be to United States dollars.

15.04  Time will be of the essence of this Agreement.

15.05  The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

15.06  It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Company, and, correspondingly, that the Consultant has been required by each of Lang Michener LLP and the Company to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Lang Michener LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Lang Michener LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Lang Michener LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP, shall be at the cost of the Company.

15.07  The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

15.08  No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)       be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)       constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

IN WITNESS WHEREOF each of the Parties hereto have hereunto set their respective hands and seals as at the Execution Date first above written.

Uranium Energy Corp.

By:      ________________________________
                Amir Adnani, President and CEO

Consultant:

By:      ________________________________
                       James T. Clark

Schedule A

Scope of Work

  Assist the Company with all reclamation efforts associated with the Mt. Lucas uranium project in Live Oak County, Texas, and the Tex -1 uranium project in Karnes County, Texas;

  Assist in Company determined property and plant tours as needed for industry, financial analysts and government representatives;

  Assist Company management with applications for appropriate licenses and permits from the State of Texas and assist Company management with required interfaces between the Company and the public within the State of Texas;

  Assist in all efforts by the Company to cause a transfer of Radioactive Materials License R03626 to the Company or the Company's designate;

  Meet regularly, and as required by the Company, with Company management to review material issues and to ensure that they are provided in a timely manner with all information and access to management necessary to enable Company management to perform the Company's business in the State of Texas; and

  Assist Company management in ensuring that Texas employees operate in a safe manner.

__________

Schedule B

Schedule of Consultant's Rates for additional Work

Hourly Rate:

The Company will pay for all Company pre-approved consulting time on an hourly basis at the rate of $135 per hour. The hourly consulting fee shall be adjusted each January 1st, commencing January 1, 2011, by multiplying $135 by a ratio, the numerator of which is the Gross Domestic Product - Implicit Price Deflator (the "GDP-IPD") for the quarter preceding the date of adjustment and the denominator of which is the GDP-IPD for the quarter preceding January 1, 2010. The Consultant shall make himself available, subject to the Company's prior written request, for up to a maximum of 20 calendar days per month and, if with additional time and work is required, such time will be approved by the Company in consultation with the Consultant and in advance in writing.

Expenses:

Reimbursement for all pre-approved and reasonable travel expenses, including car rentals, food, lodging and sundry expenses and all other reasonable out of pocket expenses incurred in connection with the Scope of Services. In this regard the Consultant acknowledges and agrees that in performing the Work hereunder he is operating as an independent contractor, and not an employee or agent of the Company, and, as such, the Company will make no deduction from monies paid for Work performed (including any retainer fee, if applicable) for any government statutory taxation plan including income tax, government pension plan and unemployment insurance premiums, such that the Consultant is solely responsible for reporting and remitting any monies owing directly to any government as and when required.

__________

Schedule C

Definition of Shares

          The Shares will be restricted from resale in the United States for a period of six months from the date of issuance and then may be sold in accordance with the provisions of Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Act"). In that regard all Share certificates issued by the Company to the Consultant will be stamped with the following legends restricting transfer in the following manner:

"These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."

"Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade."

          The Company will assist the Consultant in effecting any re-sales of the Shares under the Act in accordance with Rule 144.

          The Shares will have no restrictions, encumbrances, legends or burdens of any kind other than those expressly set forth in this Schedule C.

__________

Exhibit G

Form of FIRPTA Certificate

Refer to the materials attached hereto.

__________

CERTIFICATE OF SELLER'S NON-FOREIGN STATUS

            Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of the U.S. real property interest by Everest Exploration, Inc., the undersigned hereby certifies the following on behalf of Everest Exploration, Inc.:

1.       Everest Exploration, Inc. is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.       Everest Exploration, Inc. is not a disregarded entity as defined in Treas. Reg. §1.1445-2(b)(2)(iii);

3.       Everest Exploration, Inc.'s U.S. employer identification number is 74-2146233; and

4.       Everest Exploration, Inc.'s office address is P.O. Box 1339, Corpus Christi, Texas 78409.

             Everest Exploration, Inc. understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

            Under penalties or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Everest Exploration, Inc.

Everest Exploration, Inc., a Texas corporation

By:             _______________________
Name:        _______________________
Title:          _______________________

Date:          _______________________

Exhibit H

Form of Assignment of Right of Way Agreements

Refer to the materials attached hereto.

__________

STATE OF TEXAS COUNTY OF KARNES	§ § §

ASSIGNMENT OF RIGHTS OF WAY

            Everest Exploration, Inc., a Texas corporation ("Assignor"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403, for a good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, TRANSFER AND ASSIGN unto Uranium Energy Corp., a Nevada corporation ("Assignee"), whose address is 9801 Anderson Mill Road, Suite 230, Austin, Texas 78750, all of the Right of Way Agreements covering land located in Karnes County, Texas, and more particularly described in Exhibit A attached hereto, together with all rights and appurtenants thereto (herein collectively called the "Properties"). Assignor represents and warrants to Assignee that Assignor is the owner of good and marketable title to the Properties, free and clear of all encumbrances and liens and Assignor has the authority to convey, transfer and assign those Properties to Assignee. By acceptance of this Assignment, Assignee does not assume any of the obligations under the documents pertaining to the Properties.

            TO HAVE AND TO HOLD the Properties, together with all and singular, the rights and appurtenances thereto and anywise belonging unto the said Assignee, its successors and assigns forever; and Assignor binds Assignor and Assignor's successors and assigns to warrant and forever defend the Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through and under Assignor, but not otherwise.

            Executed this ____ day of ______________________, 2009.

Everest Exploration, Inc.,
a Texas corporation

By:     ________________________________
           Name:  James T. Clark
           Title:    President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on this _____ day of __________________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________________
Notary Public, State of Texas

__________________________________________
Printed Name

My Commission Expires: ____________________

After Recording Return To:

Mr. Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF RIGHT OF WAY AGREEMENTS

(Schedule 4.1(l), Asset Purchase Agreement)

  Right of Way Agreement dated February 8, 2007, from Valerian S. Foegelle and Sally P. Foegelle to Everest Exploration, Inc., a Texas corporation, granting one or more pipeline easements across 33.13 acres, in Karnes County to be used in connection with the Hobson Plant, recorded in the Volume 849, Page 63 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 18, 1987, from Billy C. Whitfield and wife, Carolyn N. Whitfield, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 848 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 28, 1987, from L. F. Pustejovsky and wife, Dorothy Pustejovsky and F. J. Pustejovsky to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 851 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 28, 1987, from Florence Bodine, Allie Glen Stoeltje, and Velma Sedberry, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 569, Page 26 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Right of Way Agreement dated February 18, 1987, from Vincent Swierc and wife, Lucy Swierc, to Everest Minerals Corporation, covering land in Karnes County, Texas, and recorded in Volume 568, Page 854 of the Official Records of Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

  Unrecorded Right of Way Agreement granted February 27, 1987, by Karnes County Commissioner for Everest Minerals Corporation to Cross County Road in Precinct #2, Karnes County, Texas, said Right of Way Agreement being assigned to Everest Exploration Inc. by Assignment dated as of September 10, 1987, and recorded in Volume 578, Page 129 of the Official Records of Karnes County, Texas, and by Assignment dated November 8, 1988, and recorded in Volume 583, Page 524 of the Official Records of Karnes County, Texas.

Exhibit I

Form of Assignment of STMV Interest

Refer to the materials attached hereto.

__________

ASSIGNMENT OF PARTNERSHIP INTEREST

            This Assignment of Partnership Interest ("Assignment") is made and entered into by and between Everest Exploration, Inc., a Texas corporation ("Assignor") and Uranium Energy Corp. ("Assignee"), a Nevada corporation. URN South Texas Project, Ltd., a Texas limited partnership, is joining in the execution hereof to evidence its consent to the terms contained herein.

RECITALS

1.       Assignor and URN South Texas Project, Ltd. (sometimes referred to herein as the "Partners") formed a Texas joint venture general partnership known as South Texas Mining Venture, L.L.P. (the "Partnership") pursuant to that certain Joint Venture Agreement dated January 6, 2006, for the purpose of acquiring, owning and operating certain uranium mining properties located in the State of Texas and to acquire additional property for development of uranium mining facilities in Texas. The Partners initially formed the Partnership for the purpose of refurbishing, restoring and operating the in situ leach uranium processing plant and deep waste disposal well designated as WDW-168 located at the Hobson plant in Karnes County, Texas, and developing an in situ leach uranium mining field and related wells for the Palangana property located in Duval County, Texas and elsewhere in Texas.

2.       Assignor is the owner and holder of a one percent (1%) ownership interest in the Partnership (the "Partnership Interest").

3.       Assignor desires to sell, convey, transfer and assign the Partnership Interest to Assignee, and Assignee desires to accept such conveyance, assignment and transfer, all on the terms and conditions set forth herein.

AGREEMENT

             NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.       Assignment. Assignor hereby sells, conveys, assigns and transfers to Assignee the Partnership Interest, together with all of Assignor's right, title and interest in and to all profits, losses, surplus and distributions arising out of or attributable to the Partnership Interest, and all of Assignor's right, title and interest in and to all of the properties and assets of the Partnership, and all other rights, claims, agreements or other matters pertaining thereto. TO HAVE AND TO HOLD said Partnership Interest and interests, together with all and singular the rights, privileges and appurtenances thereto in anywise belonging, unto the said Assignee, its successors and assigns, forever; and Assignor does hereby bind itself and its legal representatives, successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Partnership Interest unto the said Assignee, its successors and assigns, against every person whomsoever claiming or to claim the same or any part thereof.

2.       Good Title. Assignor covenants and warrants that the Partnership Interest herein assigned and transferred (a) is all of the Partnership Interest owned by Assignor, (b) is free from any and all liens and encumbrances, and (c) shall be owned by Assignee with good and indefeasible title subsequent to the execution of this Assignment.

3.       No Further Rights. Assignor acknowledges and agrees that, upon the acceptance hereof by Assignee, Assignor shall have no further right, title or interest in and to, or in any manner arising out of or in connection with, the Partnership, nor any of its properties or assets, and shall no longer be entitled to any share of the profits, losses, surpluses or distributions arising out of or attributable to the Partnership or its properties or assets, and that Assignee shall, from and after the effective date hereof, own and hold title to all of such property and assets previously owned by Assignor.

4.       Successor Liability. Assignee is acquiring the Partnership Interest from Assignor and is not the successor to Assignor. Except as separately and specifically described in that certain Asset Purchase Agreement by and between Assignor, Everest Resource Company, James T. Clark, Thomas M. Crain, Jr., and Assignee dated ___________ __, 2009, Assignee does not assume or agree to pay, or indemnify Assignor or any other person or entity against, any liability, obligation or expense of Assignor relating to the Partnership or its properties or assets.

5.       No Authority. Assignor shall not transact any further business or incur any further obligations on behalf of the Partnership from and after the date of this Assignment.

6.       Further Agreement. Assignor covenants and agrees to execute and deliver, upon request by Assignee, such further documents as may be reasonably necessary to evidence the conveyance contemplated hereby.

7.       Compliance with Organizational Documents. The undersigned parties do hereby stipulate and agree that all requirements of the Partnership Agreement pertaining to the assignment of Partnership Interests have been fully complied with in connection with this Assignment and to the extent, if any, that such requirements have not been complied with, do hereby waive such non-compliance. By its signature below, URN South Texas Project, Ltd. consents to this Assignment in accordance with the requirements of Section 9.01 of the Partnership Agreement.

8.       Counterparts. This Assignment may be executed in any number of counterpart copies, each of which counterparts shall be deemed an original for all purposes.

9.       Successors and Assigns. This Assignment will be binding upon and inure to the benefit of the parties to this Assignment and their respective successors and permitted assigns.

10.      Third Party Beneficiaries. This Assignment is not intended to, and shall not, create any rights in or confer any benefits upon any person other than the parties hereto.

11.      Severability. If any provision of this Assignment is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

12.      Counterparts. This Assignment may be executed in counterparts, each of which shall constitute an original and each of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment is executed and delivered to be effective as of _______________ __, 2009.

ASSIGNOR Everest Exploration, Inc., a Texas corporation ________________________________ By: James T. Clark, President	ASSIGNEE Uranium Energy Corp., a Nevada corporation ________________________________ By: Amir Adnani, President and CEO

Consented and Agreed to:
URN South Texas Project, Ltd., a Texas limited partnership By: URN Texas GP, LLC, its general partner ________________________________ By: ______________, ___________

Exhibit J

Form of Assignment of the Royalty Interests

Refer to the materials attached hereto.

__________

STATE OF TEXAS COUNTY OF LIVE OAK	§ § §

ASSIGNMENT OF ROYALTY INTERESTS

            Everest Exploration, Inc., a Texas corporation ("Assignor"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403, for a good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, TRANSFER AND ASSIGN unto Uranium Energy Corp., a Nevada corporation ("Assignee"), whose address is 9801 Anderson Mill Road, Suite 230, Austin, Texas 78750, all of Assignor's right, title and interest to the royalty interests attributable to lands located in Live Oak County, Texas, and more particularly described in Exhibit A attached hereto, together with all rights and appurtenants thereto (herein collectively called the "Royalty Interests").

            This assignment is made subject to the terms and conditions of the instruments creating the Royalty Interests, and to all other matters appearing of record in Live Oak County, Texas affecting the Royalty Interests.

            TO HAVE AND TO HOLD the Royalty Interests, together with all and singular, the rights and appurtenances thereto and anywise belonging unto the said Assignee, its successors and assigns forever; and Assignor binds Assignor and Assignor's successors and assigns to warrant and forever defend the Royalty Interest unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

            Executed this ____ day of ______________________, 2009.

Everest Exploration, Inc.,
a Texas corporation

By:     ________________________________
           Name:  James T. Clark
           Title:    President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on this _____ day of __________________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________________
Notary Public, State of Texas

__________________________________________
Printed Name

My Commission Expires: ____________________

After Recording Return To:

Mr. Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF ROYALTY INTERESTS

(Schedule 4.1(m), Asset Purchase Agreement)

  Royalty Deed dated January 17, 1984 from John Tweed Hannah to Everest Minerals Corporation recorded in Volume 258, Page 309 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 17, 1984 from David Hannah, Jr. to Everest Minerals Corporation recorded in Volume 258, Page 185 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 20, 1984 from Heather H. Beadle to Everest Minerals Corporation recorded in Volume 258, Page 321 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 14, 1984 from Janet H. Eskridge to Everest Minerals Corporation recorded in Volume 258, Page 312 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 17, 1984 from David Hannah, III to Everest Minerals Corporation recorded in Volume 258, Page 318 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 23, 1984 from Glen H. Cole to Everest Minerals Corporation recorded in Volume 259, Page 43 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated January 20, 1984 from Mary Lou Johnson Cox to Everest Minerals Corporation recorded in Volume 259, Page 40 of the Oil, Gas and Mineral Lease record of Live Oak County, Texas;

  Royalty Deed dated February 24, 1984 from Betty Ann Smith Doremus to Everest Minerals Corporation recorded in Volume 260, Page 340 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated February 24, 1984 from Kenneth E. Johnson to Everest Minerals Corporation recorded in Volume 261, Page 148 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated February 27, 1984 from Shirley Harding Crosswell, et al to Everest Minerals Corporation recorded in Volume 261, Page 430 of the Oil, Gas and Mineral Lease Record of Live Oak County, Texas;

  Royalty Deed dated March 22, 1984 from H. M. Crossfield, Jr. to Everest Minerals Corporation recorded in Volume 261, Page 435 of the Oil, Gas and Mineral Records of Live Oak County, Texas; and

  All of the above-described Royalty Interests were assigned to Everest Exploration Inc. by Assignment dated April 13, 1984, and recorded in Volume 263, Page 343 of the Oil, Gas and Mineral Records of Live Oak County, Texas.

Exhibit K

Form of Assignment of Vendor Leased Equipment

Refer to the materials attached hereto.

__________

ASSIGNMENT OF VENDOR LEASED EQUIPMENT

            Everest Exploration, Inc., a Texas corporation (hereinafter called "Assignor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Uranium Energy Corp., a Nevada corporation (hereinafter called "Assignee"), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign unto Assignee, all of Assignor's interest, in the equipment ("Equipment") and associated leases ("Leases") described in the attached Exhibit A, along with any and all warranties or other rights associated therewith.

            TO HAVE AND TO HOLD the above-described Equipment and Leases unto Assignee, its successors or assigns, forever; and Assignor does hereby bind itself, its successors and assigns to warrant and forever defend all and singular the said Equipment and Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof..

            As part of the consideration for this Assignment, Assignee does hereby assume the Leases and agrees to be responsible to the lessor(s) under the Leases only for the discharge and performance of any and all duties to be performed by the lessee under the Leases accruing after the date of this Assignment. Any and all liabilities accruing under the Leases prior to the date of this Assignment shall remain the sole liability of Assignor, and Assignor hereby agrees to indemnify and hold Assignee harmless from any and all such liability.

            Assignor represents and warrants to Assignee that (a) the Leases and Equipment herein assigned and transferred are free and clear of any and all liens and encumbrances, (b) Assignor has the authority to convey, transfer and assign the Leases and Equipment to Assignee, and (c) subject to the Leases, the ownership of the Leases and associated Equipment hereby assigned shall be good and indefeasible in Assignee.

            EXECUTED to be effective as of _____________ __, 2009.

Assignee's Address: Everest Exploration, Inc. P.O. Box 1339 Corpus Christi, Texas 78403 Attention: Mr. James T. Clark, President	EVEREST EXPLORATION, INC., a Texas corporation ___________________________________ Name: James T. Clark Title: President
Assignor's Address: Uranium Energy Corp. 9801 Anderson Mill Road, Suite 230 Austin, Texas 78750 Attention: Mr. Amir Adnani, President and CEO	URANIUM ENERGY CORP., a Texas corporation ___________________________________ Name: Amir Adnani Title: President and CEO

EXHIBIT A

DESCRIPTION OF VENDOR LEASED EQUIPMENT

(Schedule 4.1(h)(i), Asset Purchase Agreement)

Vendor Leased Equipment:
Item	Ownership/Title	Title Status
Portable Restroom	Mike's Septic Service	Rental
Propane Tanks	Aigas Southwest, Inc.	Rental
Welding Trailer Shop Built ser# RDG1 Includes Miller Legend 302 wlder ser#LG076047	STMV	Leased
Vermeer Chipper Model #BC1800XL Ser # 1VRY131Z361001399	STMV	Leased
CAT Telehandler Forklift TH360B S/N SLE047773	STMV	Leased

Pursuant to Section 8.2(n) of the Asset Purchase Agreement, on or prior to Closing, the Purchaser shall notify the Vendor of any Vendor Leased Equipment not approved by the Purchaser and those leases shall be excluded from this Assignment.

Exhibit L

Form of Assignment of Mining Leases and Options

Refer to the materials attached hereto.

__________

STATE OF TEXAS COUNTIES OF KARNES AND LIVE OAK	§ § § §

ASSIGNMENT OF MINING LEASES AND OPTIONS

            Everest Exploration, Inc., a Texas corporation ("Assignor"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403, for a good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, TRANSFER AND ASSIGN unto Uranium Energy Corp., a Nevada corporation ("Assignee"), whose address is 9801 Anderson Mill Road, Suite 230, Austin, Texas 78750, all of Assignor's right, title and interest in and to the Mining Leases, Options and Agreements and leasehold estates created thereby covering land located in Karnes County, Texas, and Live Oak County, Texas, and more particularly described in Exhibit A attached hereto, together with all wells, equipment, personal property and machinery, if any, located thereon, and all rights, title and interest appurtenant thereto (herein collectively called the "Leases and Options"). By acceptance of this Assignment, Assignee does not assume any of the obligations under the Leases and Options.

            This Assignment is made and accepted expressly subject to the terms, provisions and conditions contained in the Leases and Options and to all matters appearing of record in the counties in which the Leases and Options are situated to the extent such matters affect the rights granted herein.

            The ownership of the leases and options is transferred as is, where is and with all faults and assignor makes no warranty or representation, express or implied in fact or by law, with respect to origin, quantity, quality, operating condition, safety of equipment, title to personal property, title to real property, compliance with government regulations, merchantability, fiTness for any particular purposes, condition, or otherwise, concerning any of the leases and options or appurtenances thereto. Assignee acknowledges that the waivers in this section are conspicuous and accepts the leases and options subject to such waivers.

            TO HAVE AND TO HOLD the Leases and Options, together with all and singular, the rights and appurtenances thereto and anywise belonging, unto the said Assignee, its successors and assigns forever.

            Executed this ____ day of ______________________, 2009.

Everest Exploration, Inc.,
a Texas corporation

By:     ________________________________
           Name:  James T. Clark
           Title:    President

STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on this _____ day of __________________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________________
Notary Public, State of Texas

__________________________________________
Printed Name

My Commission Expires: ____________________

After Recording Return To:

Mr. Manuel Escobar
McGinnis, Lochridge & Kilgore, L.L.P.
600 Congress Avenue, Suite 2100
Austin, Texas 78701

EXHIBIT A

DESCRIPTION OF MINING LEASES AND OPTIONS

(Schedule 4.1(j)(ii), Asset Purchase Agreement)

Mt. Lucas Leasehold:

1.       Mining Lease dated October 16, 1969, from Holman Cartwright et al (Lease No. 9797).

2.       Memorandum of Mining Lease dated October 16, 1969, from Holman Cartwright et al, recorded in Vol. 80, Pg. 64, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

3.       Amendment of Mining Lease dated October 10, 1975, from Holman Cartwright et al, recorded in Vol. 115, Pg. 343, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

4.       Memorandum of Mining Lease Amendment dated November 7, 1980, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 196, Pg. 58, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

5.       Memorandum of Mining Lease Amendment dated July 2, 1980, effective December 20, 1978, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 190, Pg. 270, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

6.       Assignment dated February 23, 1981, effective February 28, 1981, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 212, Pg. 95, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

7.       Mining Lease Option dated July 24, 1979, from Holman Cartwright et al (Lease No. 9798).

8.       Memorandum of Mining Lease Option dated July 24, 1979, from Holman Cartwright et al, recorded in Vol. 190, Pg. 260, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

9.       Ratification of Restatement of Mining Lease dated May 1, 1984, from Holman Cartwright et al, and Atlantic Richfield Company, recorded in Vol. 265, Pg. 192, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

10.     Assignment dated June 30, 1983, from Kaneb Services, Inc. and Texas Energy Services, Inc. to Everest Exploration, Inc., recorded in Vol. 260, Pg. 360, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

11.     Assignment dated February 24, 1988, effective July 24, 1979, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 324, Pg. 393, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

Mt. Lucas-Cartwright Leasehold:

1.       Mining Lease dated October 16, 1969, from Holman Cartwright et al (Lease No. 9796).

2.       Memorandum of Mining Lease dated October 16, 1969, from Holman Cartwright et al, recorded in Vol. 80, Pg. 60, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

3.       Amendment of Mining Lease dated October 10, 1975, recorded in Vol. 115, Pg. 338, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

4.       Amendment of Mining Lease dated October 20, 1978, unrecorded (Lease No's 9796 and 9797).

5.       Assignment of Mineral Leases dated January 23, 1976, but effective October 15, 1974, from Atlantic Richfield Company to Enserch Exploration, Inc., recorded in Vol. 122, Pg. 139, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas (Lease No's 9796 and 9797).

6.       Memorandum of Assignment dated June 9, 1980, but effective April 26, 1979, from Atlantic Richfield Company to Enserch, recorded in Vol. 258, Pg. 92, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

7.       Memorandum of Mining Lease Amendment dated July 2, 1980, effective December 20, 1978, between Holman Cartwright et al and Atlantic Richfield Company, recorded in Vol. 190, Pg. 274, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

8.       Memorandum of Mining Lease Amendment dated November 7, 1980, between Holman Cartwright et al and Atlantic Richfield Company, recorded in Vol. 196, Pg. 54, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

9.       Assignment dated December 8, 1982, from Atlantic Richfield Company to Everest and Everest's successors, recorded in Vol. 261, Pg. 438, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

10.     Assignment dated February 23, 1981, effective February 28, 1981, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 212, Pg. 93, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas.

11.     Assignment dated April 13, 1984, effective December 8, 1982, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 263, Pg. 341, in the Oil, Gas and Mineral Lease Records of Live Oak County, Texas (Lease No's 9796 and 9797).

Tex-One Leasehold:

1.       Mining Lease dated October 8, 1979, from Harry J. Schulz et al (Lease No. 1179-01).

2.       Notice of Mining Lease dated October 8, 1979, from Harry J. Schulz et al, recorded Vol. 503, Pg. 64, in the Official Records of Karnes County, Texas.

3.       Amendment dated November 13, 1986, from Harry J. Schulz et al, recorded in Vol. 567, Pg. 748, in the Official Records of Karnes County, Texas.

4.       Amendment dated August 26, 1986, from Harry J. Schulz et al, recorded in Vol. 567, Pg. 752, in the Official Records of Karnes County, Texas.

5.       Assignment effective September 7, 1984, from Texaco Inc. to Everest Minerals Corporation, recorded in Vol. 548, Pg. 178, in the Official Records of Karnes County, Texas.

6.       Uranium and Mineral Lease dated September 4, 1986, from Mary Hickok, recorded in Vol. 565, Pg. 693, Karnes County, Texas (Lease No.'s 1179-01 and 1179-02).

7.       Assignment effective September 7, 1984, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 578, Pg. 135, in the Official Records of Karnes County, Texas.

8.       Option Agreement dated January 31, 1978, from Tom Kolodziejczyk et al.

9.       Memorandum of Option dated January 31, 1978, from Tom Kolodziejczyk et al, recorded in Vol. 474, Pg. 356, in the Official Records of Karnes County, Texas.

10.     Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al (Lease No. 21169).

11.     Memorandum of Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al, recorded in Vol. 486, Pg. 592, in the Official Records of Karnes County, Texas.

12.     Rental & Ratification Agreement dated January 15, 1979, from Tom Kolodziejczyk et al.

13.     Agreement dated August 16, 1984, by and between Texaco Inc. and Everest Minerals Corporation, to acquire their leasehold interest.

14.     Assignment effective September 7, 1984, from Texaco Inc. to Everest Minerals Corporation, recorded in Vol. 548, Pg. 126, in the Official Records of Karnes County, Texas.

15.     Assignment effective September 7, 1984, from Everest Minerals Corporation to Everest Exploration, Inc., recorded in Vol. 578, Pg. 135, in the Official Records of Karnes County, Texas.

16.     Lease No. 21169 - Withdrawal Acreage Payments under Mining Lease dated January 15, 1979, from Tom Kolodziejczyk et al.

Pursuant to Section 8.2(o) of the Asset Purchase Agreement, on or prior to Closing, the Purchaser shall notify the Vendor of any of the Mining Leases and Options not approved by the Purchaser and those leases and options shall be excluded from this Assignment.

Exhibit M

Form of Bill of Sale Conveying all Personalty
Included among the Purchased Assets

Refer to the materials attached hereto.

__________

BILL OF SALE

            Everest Exploration, Inc., a Texas corporation, ("Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable cash considerations in hand paid or caused to be paid in the manner hereinafter stated by Uranium Energy Corp., a Nevada corporation ("Assignee"), the receipt and sufficiency of which is hereby acknowledged, has BARGAINED, SOLD, CONVEYED and DELIVERED and by these presents does hereby BARGAIN, SELL, CONVEY and DELIVER unto Assignee, all of the personal property among the "Purchased Assets," as that term is defined in that certain Asset Purchase Agreement by and between Assignor, Everest Resource Company, James T. Clark, Thomas M. Crain, Jr., and Assignee, dated ____________ __, 2009 (the "Asset Purchase Agreement"), including without limitation the following (collectively, the "Property"):

            1.       Vendor Owned Equipment. The equipment described in the attached Exhibit A; and

            2.       Technical Data. All of the technical data, records and correspondence which is owned by the Assignor in respect of the Purchased Assets. Contemporaneously with the execution of this Bill of Sale, Assignor covenants and agrees to deliver to Assignee the originals of all such technical data, records and correspondence.

            TO HAVE AND TO HOLD the above described Property unto Assignee, its successors and assigns, forever; and Assignor does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the said Property above mentioned unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

            Assignor represents and warrants to Assignee that (a) the Property herein assigned and transferred is free and clear of any and all liens and encumbrances, (b) Assignor has the authority to convey, transfer and assign the Property to Assignee, and (c) the ownership of the Property hereby assigned shall be good and indefeasible in Assignee.

            Whenever the context of this Bill of Sale so requires, the singular shall include the plural, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include all other genders.

            EXECUTED and DELIVERED to be effective as of ____________ __, 2009.

Assignee's Address: Everest Exploration, Inc. P.O. Box 1339 Corpus Christi, Texas 78409 Attention: Mr. James T. Clark, President	EVEREST EXPLORATION, INC., a Texas corporation ____________________________________ Name: James T. Clark Title: President

EXHIBIT A

DESCRIPTION OF VENDOR OWNED EQUIPMENT

(Schedule 4.1(h)(i), Asset Purchase Agreement)

Vendor Owned Equipment:
Item	Ownership/Title	Title Status
Ludlum 2221	Everest Exploration, Inc.	owned
Ludlum 44-10	Everest Exploration, Inc.	owned
Canon camera	Everest Exploration, Inc.	owned
Sources	Everest Exploration, Inc.	owned
Chainsaw	Everest Exploration, Inc.	owned
John Deere 4850 tractor	Everest Exploration, Inc.	owned
Reynolds 14 CYD Scraper	Everest Exploration, Inc.	owned
Orthman 7.5 CYD Scraper	Everest Exploration, Inc.	owned
Wildcat TS616 Turner	Everest Exploration, Inc.	owned
CASE 590 Backhoe	Everest Exploration, Inc.	owned
Trailer mounted fuel tank	Everest Exploration, Inc.	owned
Trash pump	Everest Exploration, Inc.	owned
Maintenance Bldg	Everest Exploration, Inc.	owned

Exhibit N

FORM OF RELEASE AND TERMINATION
OF PRODUCTION PAYMENT

Refer to the materials attached hereto.

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RELEASE AND TERMINATION

OF PRODUCTION PAYMENT

STATE OF TEXAS COUNTY OF KARNES	§ § §

            This Release and Termination of Production Payment (the "Release") is executed as of the ________ day of ________________, 2009, by Everest Exploration, Inc., a Texas corporation ("EEI"), whose address is P.O. Box 1339, Corpus Christi, Texas 78403.

RECITALS

A.   Reference is made to that Production Payment described in the following documents (herein called the "Production Payment"):

a.   Letter of Intent dated October 7, 2005 by and between Standard Uranium, Inc. ("SUI"), EEI and Everest Resource Company ("ERC") as amended by Amendment to Letter of Intent dated January 6, 2006, by and between SUI, South Texas Mining Venture, LLP ("STMV"), EEI and ERC; and

b.   Special Warranty Deed With Vendor's Lien dated January 6, 2006, from EEI, as Grantor, to STMV, as Grantee, and recorded in Volume 828, Page 453 of the Official Records of Karnes County, Texas; and

c.   Special Warranty Deed With Vendor's Lien dated January 6, 2006, from EEI, as Grantor, to STMV, as Grantee and recorded in Volume 828, Page 461, of the Official Records of Karnes County, Texas.

B.   EEI is the owner and holder of the entire Production Payment and has full and complete authority to terminate, release and discharge the Production Payment and desires to so terminate, release and discharge the Production Payment.

RELEASE AND TERMINATION

            Now, therefore, for good and valuable consideration received by the undersigned, the receipt and sufficiency of which are hereby acknowledged, EEI hereby agrees as follows:

1.   EEI hereby terminates, releases and discharges the Production Payment in its entirety. No sums are now owed or will be owed in the future with respect to the Production Payment. All obligations with respect to payment of the Production Payment have been fulfilled, discharged and/or waived, and EEI releases, surrenders, quitclaims and conveys to STMV any remaining unreleased interest EEI may own in the Production Payment.

2.   EEI represents, warrants and covenants to STMV, and to STMV's successors and assigns, that (a) EEI is the sole owner and holder of the entire Production Payment (b) EEI has full and complete authority to terminate, release and discharge the Production Payment and (c) EEI will execute such additional documents as may be requested by STMV or STMV's successors and assigns, to evidence the termination, release and discharge of the Production Payment.

3.   EEI hereby expressly releases and discharges all present and future rights to establish or enforce the Production Payment and hereby releases, discharges and terminates the Production Payment insofar as it may have encumbered any of those tracts of land described in the Special Warranty Deeds referred to in the Recitals of this Release.

            Executed as of the date set out above.

Everest Exploration, Inc.,
a Texas corporation

By:     _________________________
           James T. Clark, President
STATE OF TEXAS COUNTY OF NUECES	§ § §

            This instrument was acknowledged before me on _____________, 2009, by James T. Clark, President of Everest Exploration, Inc., a Texas corporation, on behalf of said corporation.

__________________________________
Notary Public, State of Texas

After recording, return to:

Manuel Escobar
McGinnis, Lochridge & Kilgore, LLP
600 Congress Avenue, Suite 2100
Austin, Texas 78701

-- End of Asset Purchase Agreement --

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